UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

Bridget McNamara-Fenesy, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Cynthia Beyea
Eversheds Sutherland LLP
700 Sixth Street, N.W.
Washington, D.C. 20001-3980

Registrant's telephone number, including area code:	(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, for the period January 1, 2020 through December 31, 2020, is filed herewith.

(b)	Not applicable.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2020

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling your insurance company. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to your insurance company or to your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex.

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2020. Total assets under management at year end 2020 were $758.1 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2020.

Sub-Advisers to the portfolios of the Corporation are: Dimensional Fund Advisors ("DFA") LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Brandywine Global Investment Management, LLC for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

BRIDGET MCNAMARA-FENESY

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2020, the M International Equity Fund had a return of 8.9% (net of management fees) versus a total return (including reinvestment of dividends) of 10.6% for its benchmark, the MSCI ACWI (All Country World Index) ex USA Index1.

Market Environment/Conditions

In US dollar terms, global ex US equity markets returned 11.12%, as reflected by the MSCI All Country World ex USA IMI (net dividends), for the year. Developed ex US markets returned 8.32% as measured by the MSCI World ex USA IMI (net dividends) and emerging markets returned 18.39% as measured by the MSCI Emerging Markets IMI (net dividends). In developed markets, all currencies appreciated versus the US dollar. In emerging markets, currency performance versus the US dollar was mixed. Most currencies generally depreciated versus the US dollar, but some, notably the Taiwan dollar and Chinese renminbi, appreciated.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional Fund Advisors integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI All Country World ex USA Small Cap Index, net dividends) outperformed large caps (MSCI All Country World ex USA Index, net dividends) by 3.6% for the year. Mid caps (MSCI All Country World ex USA Mid Cap Index, net dividends), a subset of the MSCI All Country World ex USA Index universe, underperformed small caps (MSCI All Country World ex USA Small Cap Index, net dividends) by 3.9% and underperformed large caps (MSCI All Country World ex USA Index, net dividends) by 0.4%.

Along the relative price dimension, large cap value stocks (MSCI All Country World ex USA Value Index, net dividends) underperformed large cap growth stocks (MSCI All Country World ex USA Growth Index, net dividends) by 23.0%, and small cap value stocks (MSCI All Country World ex USA Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index, net dividends) by 19.0%.

High profitability stocks outperformed low profitability stocks within large caps and underperformed within small caps.2

Performance of the premiums may vary depending on the particular segment of the market under analysis.

Fund Review/Current Positioning

The M International Equity Fund underperformed the MSCI All Country World ex USA Index (net dividends) by 1.7% for the period.

With low relative price (value) stocks underperforming high relative price (growth) stocks, the Fund's greater emphasis on value stocks detracted from performance relative to the benchmark. Conversely, the Fund's inclusion of and emphasis on small cap stocks had a positive impact on performance relative to the benchmark (which is composed primarily of large and mid cap stocks), as small caps outperformed large caps.

Dimensional Fund Advisors LP
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Dimensional Fund Advisors LP exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2020. Please note that all indices are unmanaged and are not available for direct investment.

The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/10 to 12/31/20

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex USA INDEX

1 The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US. Investors cannot invest directly in an Index.

2 Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2020, the M Large Cap Growth Fund had a return of 28.9% (net of management fees) versus a total return (including reinvestment of dividends) of 38.5% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

Without a doubt, the speed and severity of the global economic downturn caused by COVID-19 was unprecedented. The virus observed no borders, and as a result, the entire global economy transitioned from a slow expansion to a deep recession in record time. However, with significant stimulus from Washington, extremely low interest rates courtesy of the Federal Reserve, and most importantly, the development of vaccines, the markets recovered. Before coronavirus became a factor earlier this year, the portfolio had appreciated approximately 9% through mid-February. By the end of March, due to the impact of the virus, the portfolio had declined nearly 24% from the beginning of the year. Since then, through year-end, the portfolio appreciated more than 68%, well above its value in mid-February.

Global economic optimism is growing as the vaccination process has begun, with millions around the world already having received vaccines. Although the process is in the early stages, the light at the end of the tunnel is bright and should help to drive the confidence necessary to sustain the global economic recovery, especially in employment intensive industries such as hotels, restaurants and airlines. Early on DSM expects there will be a strong economic rebound from the currently very depressed levels. However, similar to the decade after the Global Financial Crisis in 2008/9, DSM sees the period after the COVID-19 recovery to be characterized by low inflation, low interest rates and slow economic growth that may, despite its slow start, develop into a longer growth cycle than the majority of previous economic growth periods.

Importantly, DSM continues to believe that Value will underperform Growth going forward. While over the near term it is possible that "Old Era" Value names may recover post-COVID and possibly outperform Growth over a limited period of time, DSM believes Value benchmarks will continue to face revenue and profit pressures from the ongoing evolution of digital/internet technologies. Additionally, Value stocks are generally more cyclical, operate in more competitive industries and have greater capital requirements. Finally, Value stocks in both Europe and the US often have high P/Es due to their dividend yield, yet these valuations are often not justified by the underlying business fundamentals of the companies.

Fund Review/Current Positioning

The majority of the Fund is invested in the information technology, communication services and consumer discretionary sectors, with smaller weightings in health care, financials and consumer staples. Within these sectors, a significant portion of the portfolio is invested in digital companies that utilize the internet to provide their services. These companies are well-positioned to serve both business and consumer customers in a very broad range of industries, often globally. DSM believes this mix of businesses provides diversified economic and end market/customer exposure. Importantly digital/internet-based businesses have largely executed well during this severe recessionary period. Without question, the rise of digital technology has been, and will likely continue to be, an important contributor to the growth of global economies and a driver of equity markets.

For the year, the M Large Cap Growth Fund underperformed the benchmark primarily as a result of stock selection in the consumer discretionary and information technology sectors. DSM's stock selection in consumer staples and underweight of the industrials sector versus the benchmark benefitted performance. By security, the top five contributors to the Fund's performance for the year included PayPal Holdings, Adobe, Amazon.com, Microsoft and Tencent Holdings. The five positions which contributed the least in the period were Royal Caribbean Cruises, Elanco Animal Health, Palo Alto Networks, Booking Holdings and Becton Dickinson. It is worth noting that the performance of the benchmark in 2020 was significantly enhanced by holding Apple and Tesla, however DSM prefers to stick with its proven valuation discipline and will not invest in equities they believe are clearly overvalued.

Given its reasonable valuation, substantial revenue and earnings growth, low interest rates, and the possibility of an improving global economy, DSM believes the portfolio has significant appreciation potential. Over time, businesses appreciate in value as their earnings grow. DSM's portfolio earnings have grown largely as expected before the pandemic and they believe growth in the mid-to-high teens, or perhaps more, is possible beginning in 2021.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2020. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/10 to 12/31/20

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2020, the M Capital Appreciation Fund had a return of 17.7% (net of management fees) versus a total return (including reinvestment of dividends) of 20.0% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

U.S. equities ended 2020 with a record setting rally into year end. Growth stocks led the market with a Russell 2500® Growth Index return of 40.5% versus a Russell 2500® Value return of 4.9%. While growth has continued to outperform, the market has started to shift moderately away from "Growth at Any Price" to more fundamental drivers.

The sudden emergence of Covid-19 in January 2020 set the tone for the investment year. A sharp sell-off in risk-based assets globally, as borders were closed and economies halted, was followed by an equally aggressive recovery in asset valuations during the Summer and early Fall as both the United States and European Union governments put in place an unprecedented amount of stimulus spending. News of successful vaccines further propelled the market to new highs as investors began to look through a resurgence of Covid-19 cases in late 2020 toward an expected return to some sense of normalcy by mid-2021. During much of 2020, investors again flocked to highly expensive, momentum growth stocks as they sought certainty of growth over the attractive valuations of more economically sensitive areas of the market. But as news of the vaccine spread and expectations for a normalization of economic activity ensued, investor sentiment shifted demonstrably toward more fundamentally driven valuation.

As we enter 2021, we are encouraged by the potential for increased visibility on a global basis with continued stimulus spending and the expected rollout of an effective vaccine. As demand trends normalize, we would expect the broadening of the market witnessed in the latter half of 2020 to continue, which would be positive for the performance of the Fund given the valuation overlay of our investment process. We remain focused on purchasing stocks that will generate long-term earnings power selling at an attractive valuation.

Fund Review/Current Positioning

The Fund generated positive sector allocation for the year with the overweighted technology sector increasing 57% versus the Index return of 20%, and the underweighted financials and real estate sectors declining 3% and 4%, respectively. However, poor stock selection, primarily in the consumer discretionary and industrials sectors offset these gains.

The results within the consumer discretionary and industrials sectors can be attributed almost entirely to airlines or suppliers to the airline industry, such as Allegheny Technologies. Under the new Russell industry classifications, domestic airlines fall under consumer discretionary while international airlines and suppliers fall under industrials.

Airlines represented four of the ten lowest contributors to performance. Airline stocks accounted for the majority of negative stock selection and on an absolute basis impacted performance by over 1000 basis points. The impact of Covid-19 was sudden and pronounced for the airline industry as both domestic and international travel ground to a halt with little warning. Given the heavy capital investment and fixed costs inherent in the business, this abrupt drop in revenues resulted in substantial losses, which required financial assistance from the government in the form of debt and further equity dilution as companies sought to remain solvent. Leading up to the onset of Covid-19, the airline industry had been a successful contrarian investment for the Fund for almost 10 years. During that time, the industry had witnessed major consolidation to only a few key players, new capital discipline and focus on return thresholds, and a return of pricing power as the companies monetized previously untapped profit centers such as baggage fees and change fees. In fact, prior to the onset of Covid-19, the Fund's largest position, United Airlines, had reported record revenues and earnings for 2019 and guided analysts to a meaningful higher level of earnings in 2021. As late as early February, we were optimistic about the prospects for our various holdings in this space. Unfortunately, the fundamental backdrop of an improved industry and record profitability quickly faded with the onset of the pandemic and in a matter of weeks investors transitioned from talking about new levels of profitability to debating the likelihood of bankruptcy. As part of our investment due diligence, we pursued these same questions and rebalanced the Fund to reflect those stocks we felt most confident would survive the pandemic. Over the course of the prior ten years, we had navigated similar viral threats, but Covid-19 proved to be an event that far surpassed the scenarios we used for benchmarking risk. As a result of our analysis, we retained some capital in airlines but also shifted capital to other areas of the market that had been hit equally hard, such as auto suppliers and casinos. Those trades have proven to be successful for the Fund thus far.

The Fund's energy holdings also hurt stock selection, primarily as a result of the performance of Transocean Ltd. (-87%), one of the largest deepwater drillers. OPEC estimated that oil demand would be slashed by 10% in 2020 as a result of Covid. With a sudden glut of oil inventories, the need for exploration and development has largely vanished, leading to a drastic reduction in expectations for Transocean's prospects over the coming years. Coming into 2020, we had been encouraged by early signs of a recovery in deepwater drilling after close to five years of inactivity. These expectations were quickly dashed. We have now sold Transocean, but continue to hold other energy companies with stronger cash flows and balance sheet dynamics as a way to remain exposed to the long-term optionality on the price of oil.

Finally, health care was a source of poor stock selection; however, this performance can be attributed mostly to the returns of stocks the Fund does not own. As discussed earlier, we believe the sudden uncertainty created by the pandemic further drove investors to expensive, momentum driven stocks, many of which reside in the health care and technology sectors. Two of our top ten contributing stocks, DexCom (+69%) and Insulet (+49%), were from health care, but were not weighted heavily enough to offset the price appreciation of stocks outside the Fund in the biotechnology and health care service areas.

While the Fund was unable to overcome the sudden shock from airlines and energy, the performance outside these areas was encouraging for the year and leaves us well positioned heading into 2021.

Technology remained a bright spot, with four of the top ten contributors coming from this area. The Fund's exposure to semiconductors generated meaningful returns with Monolithic Power (+108%), Cree (+130%) and MACOM (+107%) all exceeding estimates through the course of the year as global investments in power management, electric vehicles and data centers remain relatively unaffected by the pandemic.

Basic materials also outperformed due to the Fund's ownership of Pan American Silver (+47%), the largest publicly traded silver miner. We believe a long-lasting impact from the unprecedented stimulus spending throughout 2020 and into 2021 will be inflationary pressures and potential debasement of fiat currencies. Furthermore, silver relative to gold has been selling at multi-year lows leading to a marked reduction in capital investment across the industry. The combination of these two factors presents a compelling backdrop for silver in general at a time when Pan American Silver is beginning to harvest the value of the portfolio it has built over the past several years. The company now controls some of the lowest cost deposits in the world.

Within financials, the Fund outperformed largely due to its underweight to banks. Banks were hit particularly hard in the pandemic as expectations for interest rates declined and the yield curve flattened. Furthermore, concerns about potential default rates ballooned with the shuttering of the economy. Bank valuations became very attractive, reaching the lowest level since the financial crisis. As a result, we added some new bank positions as well as increased our weighting in existing positions. The Fund's holdings in asset managers and investment banks were mostly shielded from the headwinds faced by banks, and thus performed better.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2020. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/10 to 12/31/20

RUSSELL 2500® INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an Index.

M LARGE CAP VALUE FUND

Performance

Since the time that Brandywine Global Investment Management, LLC began managing the M Large Cap Value Fund on May 1, 2020, the Fund had a return of 25.2% (net of management fees) versus a total return of 30.1% for its benchmark, the Russell 1000® Value Index.

Market Environment/Conditions

Broad U.S. equity markets ended a tumultuous 2020 at all-time highs despite worsening coronavirus trends. The potential of a more transmittable mutation also highlights the risks to the U.S. and global economy, however, the markets continued to look past rising infections and weaker near-term economic data toward a post-vaccine recovery. The recovery in the labor market slowed near the end of the year with an increase in mitigation efforts nationwide to confront surging COVID-19 cases. Recent weekly unemployment claims remain elevated and the December unemployment rate was unchanged at 6.7%. Consumer confidence fell further in December impacted by rising infections, but vaccine rollouts underscore a modest rise in consumers expectations for the future. After surging following the pent-up demand for more space after the spring lockdowns, housing lost momentum in the past several months. Pending home sales declined for a 3rd consecutive month in November as a lack of affordable homes is constraining demand. There were no major changes to monetary policy changes after the Federal Reserve (Fed) made an emergency 100 bps rate cut in the first quarter. The Fed kept rates near zero through the end of the year and expects to continue accommodative monetary policy for the foreseeable future. If the vaccines are effective at boosting the economy as expected one potential modification later in 2021 is a gradual tapering of monthly asset purchases.

The beginning of 2020 was marked with a price war in energy initiated by Saudi Arabia against Russia. Following the initial shutdown of the country and most of the world crude oil futures experienced an unprecedented dislocation in mid-April even going negative. The year concluded with a 21% gain in crude oil during the last quarter bolstering expectations for a post pandemic recovery in global oil demand. Heavy doses of fiscal stimulus throughout the year helped produce something of a V shaped recovery with a slight overall positive return in the benchmark for the full year. The recovery was predominantly concentrated in a narrow band of high valuation growthier companies as well as low quality stocks that did not qualify to be held in our portfolio. Valuations in this group of large companies were pushed even higher throughout most of the year. Our process focuses on low valuation stocks with favorable price trends and a bias toward higher quality companies. These factors were all head winds to our strategy.

Fund Review/Current Positioning

The Fund lagged during this year as markets recovered from the steep sell off in March and culminated with a big risk on rally at the end of the year. Higher beta and smaller market caps generally outperform during "risk on" periods as was the case near the end of the year. Growth factors outperformed value factors by a wide margin throughout much of the calendar year, however we witnessed a changeover in the fourth quarter. Previously beaten down value stocks reversed sharply particularly within energy, financials, and cyclicals, however still lagged substantially for the full year.

From a factor perspective, the higher quality bias in the Fund was a detractor during this time period of post sell off recovery. Additionally, our focus on lower valuation companies was a big headwind during a period dominated by higher growth factors. Our approach of focusing on companies that reduce their share base was the biggest positive factor for our strategy since those companies issuing shares lagged the most as did companies with high dividend yields in the low interest rate environment.

The biggest detraction to the strategy was from the Communication Services sector mostly driven from The Walt Disney Company. We sold out of this position over a year ago after a large share issuance. The company remained too expensive to qualify after earnings fell early in the year. The strong performance in this very highly valued company was driven from the growth in the company's streaming service which continued to outpace street projections. Higher yielding diversified telecommunications companies also continued to languish throughout the year which detracted on both an absolute and relative basis and were sold due to low price momentum. Expense for building out 5G networks and the increased demand put on their existing service from people working and schooling remotely. The price of oil was up over 20% in the fourth quarter anticipating a future uptick in global economic activity as vaccinations are expected to ramp up. We had reduced our positioning in this strategy at the beginning of the calendar year, however had remained underweight since the inception of this fund. We began increasing our weight in the sector once the price momentum factor stabilized for many of these companies however the sizeable underweight hurt performance. Conversely, a large overweight in biotechnology companies within healthcare also hurt performance. Larger pharmaceutical companies made decisions to stop funding projects early in the year during the big downturn as companies hunkered down to conserve resources and evaluate capital projects.

Interest rates remain extremely low, however the yield curve steepened later in the year and the financial sector performed strongly with the prospects of businesses reopening the need for project financing. A lot of low valuation low momentum smaller banks and consumer finance companies snapped back and led the rebound in sector. The portfolio also benefited from a substantial underweight in the slower growth and more defensive utilities sector.

During the fourth quarter, the strategy had the largest quarterly turnover since the financial crisis at nearly 25%. We held back on some trades for tracking error purposes since the inception of this account but completed those trades by the end of the year. We begin the new year with a pronounced drop in the predicted tracking error in the portfolio. Throughout the volatility of last year our unadjusted process was pushing the portfolio toward the upper range of 4%. We kept the portfolio in the 3.5% — 3.8% range and after the final changes in December the strategy is just below 3.2% on a predicted basis.

The sells drive the overall positioning changes in the portfolio. We ended the year with a substantial reduction in the strong performing industrials sector. Most of the holdings were sold on higher valuations except for the two weak defense companies. The portfolio was incepted with a meaningful overweight in the sector and ended the year with the second largest underweight relative to the index. Large reductions in both energy and financial weightings were driven initially by the quantitative factors rather than from valuations. These sectors along with the Consumer Discretionary sector are dominated by a lot of smaller companies that were greatly impacted from the effects of businesses being forced to close while the country tried to get control over the spread of the novel coronavirus. Once price momentum stabilized as the year went on, they moved back into our universe. In the energy sector the price of the underlying commodity drove down valuations in the beginning of the year and we needed to see price stability there as well before we would add back to those industries. The change in the consumer discretionary sector flipped it from a sizeable underweight at the inception of the strategy to now being the fourth largest overweight. The net reductions in the communication services and information technology sectors are examples of poor performing mega cap companies that lagged and were sold. Conversely the reductions from price momentum in the consumer staples and utilities sectors were driven from defensive sectors lagging during the strong market rally at the end of the year.

We begin the new year with large overweights in health care and technology and once again in the financial sector as well. Conversely, we continue to be underweight the higher yielding utilities, real estate and consumer staples sectors as well as industrials.

Our strategy tends to lag during tight periods of narrow leadership when valuations are ignored. The extreme events of this year drove the underperformance of the portfolio, however the same growth factors that have driven market returns over much of this extended bull market, underperformed in the fourth quarter as the markets surged higher. The spread in large cap valuations between growth and value narrowed slightly however continue to be well above average and remain much higher than even the extremes from the tech bubble. We see this rotation in leadership and a broadening of market participation as positives for value investing and our approach. We remain confident in our bottom-up stock selection and investment process and believe the quality bias of the portfolio in conjunction with the value profile will once again produce excess returns in line with long term historical patterns

Brandywine Global Investment Management, LLC
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandywine exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2020. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/10 to 12/31/20

RUSSELL 1000 VALUE INDEX

4 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth. Investors cannot invest directly in an Index

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2020

Shares		Value (Note 1)
	COMMON STOCKS—68.3%
	Australia—4.6%
5,596	Adbri, Ltd.§	$14,482
774	Afterpay, Ltd.*,§	70,957
3,702	AGL Energy, Ltd.§	34,134
8,035	ALS, Ltd.§	59,580
1,335	Altium, Ltd.§	34,944
6,817	Alumina, Ltd.§	9,655
24,812	AMP, Ltd.§	29,863
1,732	Ampol, Ltd.§	37,986
1,231	Ansell, Ltd.§	33,069
5,640	APA Group§	41,993
820	Appen, Ltd.§	15,696
1,712	ARB Corp., Ltd.†,§	40,675
16,116	Ardent Leisure Group, Ltd.*,†,§	8,584
3,236	Aristocrat Leisure, Ltd.§	77,440
785	ASX, Ltd.§	43,606
5,956	Atlas Arteria, Ltd.§	29,881
27,196	Aurizon Holdings, Ltd.§	81,846
9,677	Austal, Ltd.§	19,940
16,565	Australia & New Zealand Banking Group, Ltd.§	290,272
23,353	Australian Pharmaceutical Industries, Ltd.§	22,151
7,187	Bank of Queensland, Ltd.†,§	42,915
5,183	Bapcor, Ltd.§	31,195
19,836	Beach Energy, Ltd.†,§	27,617
4,696	Bega Cheese, Ltd.†,§	18,520
5,914	Bendigo & Adelaide Bank, Ltd.†,§	42,522
23,935	BHP Group, Ltd.§	779,776
5,632	Bingo Industries, Ltd.†,§	10,604
177	Blackmores, Ltd.*,†,§	10,313
9,483	BlueScope Steel, Ltd.§	128,137
8,931	Boral, Ltd.§	34,112
9,097	Brambles, Ltd.§	74,530
1,849	Breville Group, Ltd.§	36,622
1,779	Brickworks, Ltd.§	26,359
2,491	carsales.com, Ltd.§	38,455
6,463	Challenger, Ltd.§	32,125
16,096	Cleanaway Waste Management, Ltd.§	29,257
6,210	Coca-Cola Amatil, Ltd.§	61,933
444	Cochlear, Ltd.§	64,745
8,123	Coles Group, Ltd.§	113,654
11,972	Commonwealth Bank of Australia§	758,656
3,340	Computershare, Ltd.§	37,608
Shares		Value (Note 1)
	Australia (Continued)
34,520	Cooper Energy, Ltd.*,†,§	$10,387
1,227	Corporate Travel Management, Ltd.*,†,§	16,578
4,775	Costa Group Holdings, Ltd.§	15,032
1,104	Credit Corp. Group, Ltd.§	25,322
2,419	Crown Resorts, Ltd.§	17,975
3,152	CSL, Ltd.§	688,736
9,383	CSR, Ltd.†,§	37,867
6,105	Domain Holdings Australia, Ltd.§	21,213
857	Domino's Pizza Enterprises, Ltd.§	57,442
5,189	Downer EDI, Ltd.§	21,355
4,688	Eagers Automotive, Ltd.†,§	48,078
2,597	Elders, Ltd.§	19,748
7,109	Estia Health, Ltd.†,§	9,707
1,597	EVENT Hospitality and Entertainment, Ltd.§	11,653
13,141	Evolution Mining, Ltd.§	49,940
1,312	Flight Centre Travel Group, Ltd.*,†,§	16,062
24,562	Fortescue Metals Group, Ltd.§	444,089
20,944	G8 Education, Ltd.†,§	19,071
9,874	Genworth Mortgage Insurance Australia, Ltd.†,§	18,205
3,873	GrainCorp, Ltd., Class A§	12,550
9,317	GWA Group, Ltd.†,§	25,201
7,543	Harvey Norman Holdings, Ltd.†,§	27,289
15,902	Healius, Ltd.§	45,741
10,246	Humm Group, Ltd.§	8,896
9,401	IGO, Ltd.§	46,292
21,765	Incitec Pivot, Ltd.*,§	38,391
5,200	Inghams Group, Ltd.†,§	12,515
10,589	Insurance Australia Group Ltd.§	38,418
1,626	InvoCare, Ltd.†,§	14,365
15,570	IOOF Holdings, Ltd.†,§	42,308
2,813	IPH, Ltd.†,§	13,952
3,090	IRESS, Ltd.†,§	25,301
1,653	James Hardie Industries Plc*,§	48,897
2,408	JB Hi-Fi, Ltd.†,§	90,294
2,949	LendLease Crop., Ltd.§	29,814
10,428	Link Administration Holdings, Ltd.§	44,653
2,446	Macquarie Group, Ltd.§	261,362
1,204	Magellan Financial Group, Ltd.§	50,124
22,423	Mayne Pharma Group, Ltd.*,§	5,976
1,182	McMillan Shakespeare, Ltd.§	11,302
13,978	Metcash, Ltd.†,§	36,452

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Australia (Continued)
1,851	Mineral Resources, Ltd.§	$53,486
1,365	Monadelphous Group, Ltd.†,§	14,192
21,227	National Australia Bank, Ltd.§	370,332
10,216	New Hope Corp., Ltd.†,§	11,147
2,024	Newcrest Mining, Ltd.§	40,320
2,652	NEXTDC, Ltd.*,§	25,118
5,984	nib holdings, Ltd.§	27,565
33,934	Nine Entertainment Co. Holdings, Ltd.§	60,745
8,096	Northern Star Resources, Ltd.§	78,336
12,393	NRW Holdings, Ltd.†,§	27,941
6,389	Nufarm, Ltd.*,†,§	20,216
5,539	Oil Search, Ltd.§	15,851
11,530	oOh!media, Ltd.†,§	14,769
1,802	Orica, Ltd.§	21,074
10,538	Origin Energy, Ltd.§	38,730
7,294	Orora, Ltd.†,§	15,195
6,746	OZ Minerals, Ltd.§	98,286
3,547	Pendal Group, Ltd.§	17,877
12,923	Perenti Global, Ltd.§	13,672
1,594	Perpetual, Ltd.§	42,766
43,898	Perseus Mining, Ltd.*,§	43,519
2,030	Premier Investments, Ltd.†,§	36,822
1,044	Pro Medicus, Ltd.†,§	27,594
13,316	Qantas Airways, Ltd.*,§	49,857
8,115	QBE Insurance Group, Ltd.§	53,424
10,482	Qube Holdings, Ltd.§	23,778
17,985	Ramelius Resources, Ltd.§	23,091
1,186	Ramsay Health Care, Ltd.§	56,896
6,866	Regis Resources, Ltd.†,§	19,635
26,531	Resolute Mining, Ltd.*,§	16,101
3,594	Rio Tinto, Ltd.§	315,678
4,596	Sandfire Resources, Ltd.§	18,974
12,603	Santos, Ltd.§	60,951
13,467	Saracen Mineral Holdings, Ltd.*,§	49,507
2,007	SEEK, Ltd.§	44,187
3,217	Select Harvests, Ltd.†,§	12,952
47,993	Senex Energy, Ltd.*,†,§	11,647
62,916	Seven West Media, Ltd.*,§	16,025
4,361	Sims, Ltd.†,§	45,285
2,121	Sonic Healthcare, Ltd.§	52,688
21,815	South32, Ltd.§	41,596
3,457	Southern Cross Media Group, Ltd.*,†,§	5,974
13,152	Spark Infrastructure Group†,§	21,412
Shares		Value (Note 1)
	Australia (Continued)
9,141	SpeedCast International, Ltd.*,†,§	$1,044
9,197	St. Barbara, Ltd.§	16,788
6,536	Star Entertainment Grp, Ltd. (The)§	18,568
11,526	Steadfast Group, Ltd.§	35,489
2,942	Suncorp Group, Ltd.§	22,120
4,830	Super Retail Group, Ltd.†,§	39,239
5,066	Sydney Airport*,§	25,054
14,863	Tabcorp Holdings, Ltd.§	44,732
6,444	Tassal Group, Ltd.†,§	16,701
4,562	Technology One, Ltd.†,§	28,818
32,411	Telstra Corp., Ltd.§	74,523
8,658	Transurban Group§	91,264
4,162	Treasury Wine Estates, Ltd.§	30,191
4,434	United Malt Grp, Ltd.§	14,028
12,616	Vocus Group, Ltd.*,§	39,325
3,525	Webjet, Ltd.†,§	13,801
8,107	Wesfarmers, Ltd.§	315,243
6,467	Western Areas, Ltd.†,§	13,126
22,518	Westpac Banking Corp.§	335,978
19,506	Whitehaven Coal, Ltd.†,§	24,748
6,285	Woodside Petroleum, Ltd.§	110,226
7,616	Woolworths Group, Ltd.§	230,981
4,639	Worley, Ltd.§	41,108
443	Xero, Ltd.*,§	50,434
		9,563,702
	Austria—0.3%
984	ANDRITZ AG§	45,078
1,218	AT&S Austria Technologie & Systemtechnik AG§	38,944
658	CA Immobilien Anlagen AG§	25,077
133	DO & Co. AG*,†,§	10,797
2,245	Erste Group Bank AG*,§	67,777
614	EVN AG§	13,438
1,377	FACC AG*,†,§	14,315
1,233	IMMOFINANZ AG*,§	25,572
491	Lenzing AG*,†,§	49,861
1,311	OMV AG§	52,927
3,082	Raiffeisen Bank International AG*,§	62,246
1,417	S IMMO AG§	29,365
127	Schoeller-Bleckmann Oilfield Equipment AG§	4,784
1,874	Telekom Austria AG§	14,475
4,149	UNIQA Insurance Group AG§	32,449

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Austria (Continued)
884	Vienna Insurance Group AG Wiener Versicherung Gruppe§	$22,510
1,881	voestalpine AG§	67,657
		577,272
	Belgium—0.7%
366	Ackermans & van Haaren NV§	55,040
2,424	Ageas SA/NV§	129,193
5,568	AGFA-Gevaert NV*,§	26,528
5,947	Anheuser-Busch InBev SA/NV§	415,591
156	Argenx SE*,§	45,985
840	Barco NV§	18,305
1,086	Bekaert SA§	36,121
991	bpost SA*,§	10,285
105	Cie d'Entreprises CFE*,§	10,743
333	D'ieteren SA/NV§	27,622
196	Elia Group SA/NV§	23,357
609	Etablissements Franz Colruyt NV§	36,083
1,410	Euronav NV§	11,372
2,756	Euronav SA*,†	22,048
548	EVS Broadcast Equipment SA§	11,182
1,400	Fagron§	32,515
202	Galapagos NV*,§	19,876
401	Gimv NV§	24,504
1,847	KBC Group NV*,§	129,451
9	Lotus Bakeries NV§	40,466
216	Melexis NV§	21,082
2,034	Ontex Group NV*,†,§	27,359
1,080	Orange Belgium SA§	28,772
1,637	Proximus SADP§	32,468
214	Sipef NV*,§	11,297
256	Solvay SA§	30,339
449	Telenet Group Holding NV§	19,260
688	Tessenderlo Group SA*,§	27,452
852	UCB SA§	88,064
1,277	Umicore SA§	61,346
		1,473,706
	Canada—6.7%
1,800	Absolute Software Corp.	21,424
6,700	Advantage Oil & Gas, Ltd.*	9,001
1,679	Aecon Group, Inc.	21,579
607	Ag Growth International, Inc.†	14,215
279	Agnico Eagle Mines, Ltd.	19,637
1,070	Agnico-Eagle Mines, Ltd.	75,446
Shares		Value (Note 1)
	Canada (Continued)
5,042	Aimia, Inc.*	$16,359
1,100	Air Canada*	19,677
7,282	Alamos Gold, Inc., Class A	63,615
900	Alaris Equity Partners Income	10,683
880	Algonquin Power & Utilities Corp.†	14,483
5,308	Alimentation Couche-Tard, Inc., Class B	180,895
1,600	AltaGas, Ltd.†	23,531
1,185	Altus Group, Ltd.	45,747
7,137	ARC Resources, Ltd.	33,641
989	Aritzia, Inc.*	20,038
700	Atco, Ltd., Class I	20,067
84	Aurora Cannabis, Inc.*,†	700
16,677	B2Gold Corp.	93,414
850	Badger Daylighting, Ltd.†	25,395
5,455	Bank of Montreal	414,750
8,200	Bank of Nova Scotia (The)†	443,208
3,661	Barrick Gold Corp.	83,404
3,183	Bausch Health Cos., Inc.*	66,041
1,608	BCE, Inc.†	68,759
9,500	Birchcliff Energy, Ltd.†	13,210
7,292	BlackBerry, Ltd.*	48,350
2,062	Boralex, Inc., Class A	76,525
1,680	Brookfield Asset Management, Inc., Class A	69,449
785	BRP, Inc.	51,858
2,078	CAE, Inc.	57,578
4,802	Cameco Corp.†	64,321
1,985	Canaccord Genuity Group, Inc.	17,403
400	Canada Goose Holdings, Inc.*,†	11,891
3,035	Canadian Imperial Bank of Commerce	259,223
4,408	Canadian National Railway Co.	484,606
14,634	Canadian Natural Resources, Ltd.	351,680
863	Canadian Pacific Railway, Ltd.†	299,348
532	Canadian Tire Corp., Ltd., Class A†	69,934
500	Canadian Utilities, Ltd., Class A†	12,212
1,880	Canadian Western Bank	42,270
1,876	Canfor Corp.*	33,868
2,194	Capital Power Corp.†	60,292
6,100	Cardinal Energy, Ltd.	3,930
6,100	Cascades, Inc.	69,727
1,637	CCL Industries, Inc., Class B	74,320
6,166	Celestica, Inc.*	49,748

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Canada (Continued)
1,967	Cenovus Energy, Inc.	$11,976
5,235	Centerra Gold, Inc.	60,621
9,000	CES Energy Solutions Corp.†	9,050
1,621	CGI, Inc.*	128,608
4,339	CI Financial Corp.	53,790
2,372	Cineplex, Inc.†	17,274
490	Cogeco Communications, Inc.	37,671
300	Cogeco, Inc.	19,321
825	Colliers International Group, Inc.†	73,420
122	Constellation Software, Inc.	158,423
5,812	Corus Entertainment, Inc., Class B†	19,542
3,354	Crescent Point Energy Corp.†	7,826
3,330	CRH Medical Corp.*	7,796
1,100	Dollarama, Inc.	44,833
1,821	Dorel Industries, Inc., Class B*	21,359
1,100	DREAM Unlimited Corp., Class A	18,364
6,100	Dundee Precious Metals, Inc.	43,849
4,100	ECN Capital Corp.	20,840
4,401	Eldorado Gold Corp.*	58,327
9,925	Element Fleet Management Corp.	104,326
663	Emera, Inc.	28,178
5,807	Enbridge, Inc.	185,746
1,682	Endeavour Mining Corp.*	39,140
2,494	Enerflex, Ltd.	12,853
7,134	Enerplus Corp.†	22,306
882	Enghouse Systems, Ltd.	42,718
7,100	Ensign Energy Services, Inc.	5,076
4,400	Extendicare, Inc.†	22,952
281	Fairfax Financial Holdings, Ltd.	95,775
2,600	Fiera Capital Corp.†	21,815
3,098	Finning International, Inc.	65,786
4,882	First Majestic Silver Corp.*,†	65,508
3,380	First Quantum Minerals, Ltd.	60,675
547	FirstService Corp.†	74,867
2,952	Fortis, Inc.	120,594
10,041	Fortuna Silver Mines, Inc.*	82,512
206	Franco-Nevada Corp.	25,829
3,500	Freehold Royalties, Ltd.	14,326
787	Genworth MI Canada, Inc.	26,839
1,045	George Weston, Ltd.	78,057
1,500	Gibson Energy, Inc.†	24,228
571	Gildan Activewear, Inc.	15,965
5,700	Gran Tierra Energy, Inc.*	2,105
Shares		Value (Note 1)
	Canada (Continued)
806	Great-West Lifeco, Inc.	$19,218
1,700	Home Capital Group, Inc.*,†	39,665
7,321	Hudbay Minerals, Inc.	51,245
5,928	Husky Energy, Inc.†	29,340
2,998	Hydro One, Ltd.#	67,478
1,537	iA Financial Corp., Inc.	66,629
3,400	IAMGOLD Corp.*,†	12,474
511	IGM Financial, Inc.	13,854
800	Imperial Oil, Ltd.†	15,184
2,417	Innergex Renewable Energy, Inc.†	51,971
359	Intact Financial Corp.	42,508
3,165	Inter Pipeline, Ltd.†	29,514
2,045	Interfor Corp.*	38,188
2,087	Intertape Polymer Group, Inc.†	39,579
1,600	Invesque, Inc.†	2,928
16,154	Ivanhoe Mines, Ltd., Class A*	87,058
700	Jamieson Wellness, Inc.	19,869
500	K-Bro Linen, Inc.	15,308
7,152	Kelt Exploration, Ltd.*	10,114
3,848	Keyera Corp.†	68,381
17,698	Kinross Gold Corp.	129,860
4,203	Kirkland Lake Gold, Ltd.†	173,680
3,700	Knight Therapeutics, Inc.*	15,551
800	Laurentian Bank of Canada†	19,609
889	Linamar Corp.	47,087
1,322	Loblaw Cos., Ltd.	65,233
8,900	Lucara Diamond Corp.*,†	3,636
13,050	Lundin Mining Corp.	115,850
7,072	Magna International, Inc.	500,635
4,800	Major Drilling Group International, Inc.*	28,998
8,035	Manulife Financial Corp.	142,975
1,530	Maple Leaf Foods, Inc.	33,920
1,800	Martinrea International, Inc.	21,013
1,895	Medical Facilities Corp.	10,481
4,700	MEG Energy Corp.*,†	16,431
1,000	Methanex Corp.†	45,950
1,382	Metro, Inc.	61,668
562	Morneau Shepell, Inc.†	13,700
470	MTY Food Group, Inc.†	21,397
2,700	Mullen Group, Ltd.	23,120
4,527	National Bank of Canada†	254,784
14,800	New Gold, Inc.*	32,556
1,740	NFI Group, Inc.†	32,930
1,156	Norbord, Inc.	49,913

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Canada (Continued)
1,126	North West Co., Inc. (The)†	$28,696
2,067	Northland Power, Inc.†	74,161
664	Nutrien, Ltd.	31,945
1,935	Nutrien, Ltd.	93,190
11,800	OceanaGold Corp.*	22,805
793	Onex Corp.†	45,515
2,715	Open Text Corp.	123,368
3,318	Osisko Gold Royalties, Ltd.†	42,045
1,520	Ovintiv, Inc.	21,841
4,296	Pan American Silver Corp.	148,161
4,549	Parex Resources, Inc.*	62,612
700	Park Lawn Corp.	15,365
1,907	Parkland Corp.	60,510
1,760	Pason Systems, Inc.†	10,895
1,360	Pembina Pipeline Corp.†	32,160
377	Pembina Pipeline Corp.	8,920
4,630	Peyto Exploration & Development Corp.†	10,621
900	PrairieSky Royalty, Ltd.†	7,134
580	Precision Drilling Corp.*,†	9,537
300	Premium Brands Holdings Corp.	23,740
2,837	Primo Water Corp.	44,486
1,764	Quebecor, Inc., Class B	45,399
1,200	Real Matters, Inc.*,†	18,110
700	Recipe Unlimited Corp.	9,211
1,500	Restaurant Brands International, Inc.	91,716
1,345	Richelieu Hardware, Ltd.	34,911
1,489	Ritchie Bros Auctioneers, Inc.	103,501
2,204	Rogers Communications, Inc., Class B	102,607
5,300	Rogers Sugar, Inc.†	23,358
12,100	Royal Bank of Canada	994,217
1,740	Russel Metals, Inc.†	31,071
1,204	Saputo, Inc.	33,701
4,547	Secure Energy Services, Inc.†	8,788
10,397	Seven Generations Energy, Ltd., Class A*	53,990
4,613	Shaw Communications, Inc., Class B†	80,960
1,968	ShawCor, Ltd.	5,442
140	Shopify, Inc., Class A*	158,084
34	Shopify, Inc., Class A*	38,486
1,794	Sienna Senior Living, Inc.†	19,929
1,359	Sleep Country Canada Holdings, Inc.#	28,260
Shares		Value (Note 1)
	Canada (Continued)
1,519	SNC-Lavalin Group, Inc.†	$25,931
5,381	SSR Mining, Inc.*	108,051
1,600	Stantec, Inc.†	51,888
400	Stella-Jones, Inc.	14,543
999	Sun Life Financial, Inc.	44,421
600	Sun Life Financial, Inc.	26,676
14,810	Suncor Energy, Inc.	248,404
3,579	Superior Plus Corp.	34,246
7,700	Tamarack Valley Energy, Ltd.*	7,682
546	TC Energy Corp.	22,198
439	TC Energy Corp.	17,876
8,602	Teck Resources, Ltd., Class B	156,105
3,900	Teranga Gold Corp.*	41,852
1,944	TFI International, Inc.	100,079
287	Thomson Reuters Corp.	23,489
3,200	Timbercreek Financial Corp.	21,746
801	TMX Group, Ltd.	80,006
227	Topicus.com, Inc.*,§	857
6,950	TORC Oil & Gas, Ltd.	14,906
2,171	Torex Gold Resources, Inc.*	32,559
1,339	Toromont Industries, Ltd.	93,832
11,275	Toronto-Dominion Bank (The)	637,048
5,111	Tourmaline Oil Corp.	68,902
7,036	TransAlta Corp.	53,451
2,812	TransAlta Renewables, Inc.†	48,071
3,800	Transcontinental, Inc., Class A†	61,229
12,242	Trican Well Service, Ltd.*,†	16,157
3,001	Tricon Residential ,Inc.†	26,947
1,570	Turquoise Hill Resources, Ltd.*,†	19,525
1,000	Uni-Select, Inc.	6,371
2,344	Vermilion Energy, Inc.	10,460
1,800	Wajax Corp.	24,167
272	Waste Connections, Inc.	27,890
200	Waste Connections, Inc.	20,514
1,290	West Fraser Timber Co., Ltd.	82,879
12,500	Western Forest Products, Inc.	12,570
1,519	Wheaton Precious Metals Corp.	63,438
14,502	Whitecap Resources, Inc.†	55,369
400	Winpak, Ltd.	13,456
452	WSP Global, Inc.†	42,821
19,921	Yamana Gold, Inc.	113,776
		14,031,836

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	China—0.0%
3,000	Wharf Holdings, Ltd. (The)§	$8,080
	Denmark—1.7%
126	ALK-Abello A/S*,§	51,800
2,469	Alm Brand A/S*,§	29,668
894	Ambu A/S, Class B†,§	38,601
20	AP Moller—Maersk A/S, Class A§	41,502
23	AP Moller—Maersk A/S, Class B§	51,288
2,721	Bang & Olufsen A/S*,†,§	14,986
641	Carlsberg A/S, Class B§	102,764
555	Chr Hansen Holding A/S*,§	57,103
568	Coloplast A/S, Class B§	86,769
805	D/S Norden A/S§	14,508
3,111	Danske Bank A/S*,§	51,591
1,375	Demant A/S*,§	54,279
1,284	Dfds A/S*,§	57,964
68	Drilling Co. of 1972 A/S (The)*,†,§	2,143
1,168	DSV PANALPINA A/S§	195,471
1,244	FLSmidth & Co. A/S*,§	47,675
196	Genmab A/S*,§	79,278
1,611	GN Store Nord A/S§	128,037
771	H Lundbeck A/S§	26,411
818	H+H International A/S, Class B*,§	17,560
3,142	ISS A/S*,§	54,303
1,478	Jyske Bank A/S, Registered*,§	56,106
1,970	Matas A/S*,§	27,925
266	Nilfisk Holding A/S*,§	5,744
362	NNIT A/S#,§	7,199
12,082	Novo Nordisk A/S, Class B§	845,081
2,254	Novozymes A/S, Class B§	129,359
727	Orsted A/S#,§	148,690
1,611	Pandora A/S§	179,978
376	Per Aarsleff Holding A/S§	19,034
807	Ringkjoebing Landbobank A/S§	73,451
44	Rockwool International A/S, Class A§	14,828
131	Rockwool International A/S, Class B§	49,053
1,104	Royal Unibrew A/S§	127,997
1,644	Scandinavian Tobacco Group A/S, Class A#,§	27,995
336	Schouw & Co. A/S§	33,969
638	SimCorp A/S§	94,764
1,256	Spar Nord Bank A/S*,§	12,352
1,818	Sydbank A/S*,§	40,127
Shares		Value (Note 1)
	Denmark (Continued)
676	Topdanmark A/S§	$29,369
837	Tryg A/S§	26,399
1,231	Vestas Wind Systems A/S§	291,345
615	Zealand Pharma A/S*,†,§	22,341
		3,466,807
	Finland—1.1%
1,769	Ahlstrom-Munksjo Oyj†,§	39,114
1,559	Cargotec Oyj, Class B§	64,374
1,769	Elisa OyJ§	96,567
25,135	Finnair Oyj*,†,§	23,238
3,720	Fortum Oyj§	89,489
1,418	Huhtamaki Oyj§	73,192
1,799	Kemira Oyj§	28,186
956	Kesko Oyj, Class A§	23,359
2,664	Kesko Oyj, Class B§	68,449
578	Kojamo Oyj§	12,754
2,212	Kone Oyj, Class B§	179,503
1,119	Konecranes Oyj§	39,317
3,137	Metsa Board Oyj§	32,862
9,643	Metso Outotec Oyj§	96,565
1,568	Neles Oyj§	20,787
3,273	Neste Oyj§	236,440
9,209	Nokia Oyj*,§	35,121
1,922	Nokian Renkaat Oyj§	67,167
12,077	Nordea Bank Abp*,§	98,381
281	Olvi Oyj, Class A§	16,645
7,100	Oriola Oyj, Class B§	16,497
727	Orion Oyj, Class A§	33,119
1,558	Orion Oyj, Class B†,§	71,418
10,116	Outokumpu Oyj*,§	39,765
7,476	Raisio Oyj , Class V§	29,128
873	Revenio Group Oyj§	53,385
2,447	Sampo Oyj, Class A§	103,776
8,204	Stora Enso Oyj, Class R§	156,685
1,519	Terveystalo Oyj#,§	18,629
390	TietoEVRY Oyj§	12,711
1,160	Tikkurila Oyj§	35,283
1,633	Tokmanni Group Corp.§	32,295
5,579	UPM-Kymmene Oyj§	207,565
775	Uponor Oyj§	17,190
559	Vaisala Oyj, Class A§	27,561
2,116	Valmet Oyj§	60,494
5,634	Wartsila Oyj Abp§	56,054
6,293	YIT Oyj†,§	37,902
		2,350,967

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	France—5.7%
1,053	Accor SA*,§	$38,362
162	Aeroports de Paris*,§	21,029
2,147	Air France-KLM*,†,§	13,448
2,627	Air Liquide SA§	431,166
3,566	Airbus SE*,§	391,723
370	Akka Technologies*,†,§	11,661
947	Albioma SA§	54,412
966	Alstom SA*,§	54,781
476	Alten SA*,§	53,919
272	Amundi SA*,#,§	22,210
1,401	Arkema SA§	160,138
820	Atos SE*,†,§	74,983
368	Aubay§	15,441
10,652	AXA SA§	255,551
1,320	Beneteau SA§	15,292
234	BioMerieux§	32,999
4,935	BNP Paribas SA*,§	260,293
5,145	Bollore SA§	21,276
3,865	Bouygues SA§	159,012
3,079	Bureau Veritas SA*,§	81,898
1,394	Capgemini SE§	216,169
5,418	Carrefour SA§	92,901
20,011	CGG SA*,§	19,814
6,743	Cie de Saint-Gobain*,§	309,187
1,377	Cie Generale des Etablissements Michelin SCA§	176,723
585	Cie Plastic Omnium SA§	20,309
961	CNP Assurances*,§	15,491
2,606	Coface SA*,§	26,333
4,116	Credit Agricole SA*,§	51,974
4,080	Danone SA§	268,162
135	Dassault Systemes SE§	27,424
5,436	Derichebourg SA*,§	39,068
3,010	Edenred§	170,785
1,777	Eiffage SA*,§	171,771
6,771	Electricite de France SA*,§	107,246
1,532	Elior Group SA#,§	10,348
4,742	Elis SA*,§	79,429
11,071	Engie SA*,§	169,511
601	Eramet SA*,†,§	31,557
752	EssilorLuxottica SA§	117,279
1,550	Eurofins Scientific SE*,§	130,055
739	Euronext NV#,§	81,425
1,237	Europcar Mobility Group*,#,†,§	1,135
4,666	Eutelsat Communications SA§	52,808
Shares		Value (Note 1)
	France (Continued)
846	Faurecia SE*,§	$43,371
178	Fnac Darty SA*,§	11,468
180	Gaztransport Et Technigaz SA§	17,418
218	Hermes International§	234,428
77	ID Logistics Group*,§	21,302
190	Iliad SA§	39,032
743	Imerys SA§	35,115
308	Ipsen SA§	25,609
1,041	IPSOS§	35,227
530	Jacquet Metal Service SA§	8,963
614	JCDecaux SA*,†,§	14,025
685	Kaufman & Broad SA§	30,651
428	Kering SA§	311,155
1,526	Korian SA*,§	58,478
793	L'Oreal SA§	301,306
1,721	Lagardere SCA*,§	43,192
1,064	Lectra§	32,606
2,297	Legrand SA§	205,014
1,624	LVMH Moet Hennessy Louis Vuitton SE§	1,014,725
971	Maisons du Monde SA*,#,§	17,749
444	Mersen SA*,§	13,435
1,630	Natixis SA*,§	5,610
812	Nexans SA*,§	59,002
1,827	Nexity SA§	79,214
31,311	Orange SA§	372,651
525	Orpea SA*,§	69,188
534	Pernod-Ricard SA§	102,362
9,537	Peugeot SA*,†,§	261,000
3,391	Publicis Groupe SA§	168,985
993	Quadient SA§	19,176
101	Remy Cointreau SA§	18,772
2,261	Renault SA*,§	98,933
5,791	Rexel SA*,§	91,316
931	Rothschild & Co.*,§	29,319
410	Rubis SCA§	19,037
1,755	Safran SA*,§	248,895
2,623	Sanofi§	253,436
174	Sartorius Stedim Biotech§	62,017
1,900	Schneider Electric SE§	274,826
2,540	SCOR SE*,§	82,072
393	SEB SA§	71,589
6,297	SES SA§	59,564
411	Societe BIC SA§	23,237
2,627	Societe Generale SA*,§	54,726

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	France (Continued)
716	Sodexo SA§	$60,607
206	SOITEC*,§	40,137
344	Sopra Steria Group*,§	55,596
1,621	SPIE SA*,†,§	35,313
5,033	STMicroelectronics NV§	186,474
3,853	Suez SA§	76,374
889	Technicolor SA, Registered*,§	1,978
606	Teleperformance§	200,957
2,268	Television Francaise 1*,†,§	18,273
943	Thales SA§	86,381
15,282	TOTAL SE§	659,236
198	Trigano SA†,§	35,043
956	Ubisoft Entertainment SA*,§	92,118
2,046	Valeo SA§	80,804
3,814	Veolia Environnement SA§	93,311
436	Vicat SA§	18,192
3,938	Vinci SA§	391,837
95	Virbac SA*,§	27,622
1,864	Vivendi SA§	60,111
1,604	Worldline SA*,#,§	155,143
		11,971,201
	Germany—5.1%
696	1&1 Drillisch AG§	17,381
1,887	Aareal Bank AG*,§	45,125
1,127	adidas AG*,§	410,262
295	ADLER Group SA*,#,§	10,451
1,932	ADVA Optical Networking SE*,§	16,666
1,767	Allianz SE, Registered§	432,335
12,733	Aroundtown SA§	95,217
408	Aurubis AG§	31,737
4,459	BASF SE§	352,105
333	Bauer AG*,§	4,281
5,917	Bayer AG, Registered§	347,788
4,607	Bayerische Motoren Werke AG§	406,642
474	BayWa AG§	19,140
261	Bechtle AG§	56,919
592	Befesa SA#,§	37,397
435	Beiersdorf AG§	50,152
1,136	Bilfinger SE§	35,893
1,357	Borussia Dortmund GmbH & Co. KGaA*,§	8,976
1,982	Brenntag AG§	153,385
603	CANCOM SE§	33,218
226	Carl Zeiss Meditec AG§	30,073
Shares		Value (Note 1)
	Germany (Continued)
3,791	CECONOMY AG*,§	$26,248
159	Cewe Stiftung & Co. KGAA§	17,987
6,421	Commerzbank AG*,§	41,319
270	CompuGroup Medical SE & Co. KgaA§	25,929
967	Continental AG§	143,289
612	Corestate Capital Holding SA*,§	10,916
1,919	Covestro AG#,§	118,369
1,019	CTS Eventim AG & Co. KGaA*,§	67,729
8,269	Daimler AG, Registered§	583,890
9,056	Deutsche Bank AG, Registered*,§	98,593
584	Deutsche Beteiligungs AG§	23,618
1,312	Deutsche Boerse AG§	222,739
696	Deutsche EuroShop AG*,§	15,691
5,519	Deutsche Lufthansa AG, Registered*,§	72,942
3,746	Deutsche Pfandbriefbank AG*,#,§	40,175
10,000	Deutsche Post AG, Registered§	494,877
32,806	Deutsche Telekom AG, Registered§	599,518
1,745	Deutsche Wohnen SE§	93,153
3,473	Deutz AG*,§	21,640
821	Dialog Semiconductor Plc*,§	44,833
1,375	Duerr AG§	56,119
28,452	E.ON SE§	315,106
1,192	Eckert & Ziegler Strahlen- und Medizintechnik AG§	65,306
168	Elmos Semiconductor SE§	5,638
2,150	Evonik Industries AG§	70,046
334	Fielmann AG*,§	27,116
479	Fraport AG Frankfurt Airport Services Worldwide*,§	28,892
2,143	Freenet AG§	45,023
2,283	Fresenius Medical Care AG & Co. KGaA§	190,423
2,593	Fresenius SE & Co. KGaA§	119,817
305	FUCHS PETROLUB SE§	14,104
2,497	GEA Group AG§	89,347
620	Gerresheimer AG§	66,478
287	Gesco AG§	6,416
1,489	Grand City Properties SA§	38,130
336	Hannover Rueck SE§	53,390
243	Hapag-Lloyd AG#,§	27,290
417	HeidelbergCement AG§	31,193
6,593	Heidelberger Druckmaschinen AG*,§	6,395
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Germany (Continued)
524	Hella GmbH & Co. KGaA*,§	$33,896
348	HelloFresh SE*,§	26,893
674	Henkel AG & Co. KGaA§	64,881
160	HOCHTIEF AG§	15,554
461	Hornbach Holding AG & Co. KGaA§	44,327
1,048	HUGO BOSS AG§	34,949
38	Hypoport SE*,§	23,915
721	Indus Holding AG§	28,277
14,412	Infineon Technologies AG§	553,084
788	Jenoptik AG§	24,186
6,571	K+S AG, Registered§	62,414
642	KION Group AG§	55,816
2,961	Kloeckner & Co. SE*,§	28,953
434	Koenig & Bauer AG*,§	12,642
500	Krones AG§	40,333
730	LANXESS AG§	55,979
698	LEG Immobilien AG§	108,217
444	Merck KGaA§	76,108
4,159	METRO AG§	46,731
373	MTU Aero Engines AG§	97,185
600	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered§	177,697
1,083	Nemetschek SE§	79,932
33	New Work SE§	11,292
1,039	Norma Group SE§	53,169
390	OHB SE*,§	18,393
471	PATRIZIA AG§	15,106
1,490	ProSiebenSat.1 Media SE*,§	25,043
656	Puma SE*,§	73,964
1,192	QIAGEN NV*,§	61,825
51	Rational AG§	47,454
824	Rheinmetall AG§	87,082
641	RTL Group SA*,§	31,126
3,858	RWE AG§	162,945
959	S&T AG*,§	22,461
1,686	SAF-Holland SE*,§	23,087
523	Salzgitter AG*,§	13,869
2,279	SAP SE§	299,480
963	Scout24 AG#,§	78,890
2,133	Siemens AG, Registered§	305,289
1,066	Siemens Energy AG*,§	39,123
279	Siltronic AG§	43,664
185	Sixt SE*,§	22,148
Shares		Value (Note 1)
	Germany (Continued)
435	Software AG§	$17,722
638	Stabilus SA§	44,975
286	STRATEC SE§	42,887
324	Stroeer SE & Co. KGaA§	32,091
1,626	Suedzucker AG§	23,188
731	Symrise AG§	96,684
1,795	TAG Immobilien AG*,§	56,745
1,202	Takkt AG*,§	15,655
315	Talanx AG*,§	12,201
420	Technotrans SE*,§	12,826
5,253	Telefonica Deutschland Holding AG§	14,480
2,041	thyssenkrupp AG*,§	20,263
1,060	Uniper SE§	36,574
2,405	United Internet AG, Registered§	101,343
542	Volkswagen AG§	112,661
4,022	Vonovia SE§	293,292
257	Vossloh AG*,§	12,983
236	Wacker Chemie AG§	33,663
904	Wacker Neuson SE*,§	19,341
209	Washtec AG*,§	11,146
117	Zeal Network SE§	6,570
		10,759,496
	Hong Kong—1.7%
60,200	AIA Group, Ltd.§	741,524
2,500	ASM Pacific Technology, Ltd.§	33,001
9,400	Bank of East Asia, Ltd. (The)§	20,148
2,700	BOC Aviation, Ltd.#,§	23,352
13,000	BOC Hong Kong Holdings, Ltd.§	39,507
10,000	Cafe de Coral Holdings, Ltd.§	21,548
26,181	Cathay Pacific Airways, Ltd.*,§	24,215
15,000	Chow Sang Sang Holdings International, Ltd.§	17,033
56,000	CITIC Telecom International Holdings, Ltd.§	17,630
6,500	CK Asset Holdings, Ltd.§	33,433
22,500	CK Hutchison Holdings, Ltd.§	157,122
2,000	CK Infrastructure Holdings, Ltd.§	10,749
8,500	CLP Holdings, Ltd.§	78,687
6,000	Dah Sing Banking Group, Ltd.§	6,162
4,800	Dah Sing Financial Holdings, Ltd.§	13,537
52,500	Esprit Holdings, Ltd.*,§	7,656
54,449	Far East Consortium International, Ltd.§	20,233
111,000	FIH Mobile, Ltd.*,§	13,609

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Hong Kong (Continued)
58,000	First Pacific Co., Ltd.§	$18,512
4,000	Galaxy Entertainment Group, Ltd.§	31,112
40,000	Giordano International, Ltd.§	5,883
7,000	Great Eagle Holdings, Ltd.§	19,240
142,000	Guotai Junan International Holdings, Ltd.§	19,064
108,000	Haitong International Securities Group, Ltd.§	26,072
4,000	Hang Lung Group, Ltd.§	9,951
6,000	Hang Lung Properties, Ltd.§	15,880
8,300	Hang Seng Bank, Ltd.§	143,418
5,500	Henderson Land Development Co., Ltd.§	21,472
7,500	HKBN, Ltd.§	11,612
19,200	HKR International, Ltd.§	7,928
56,000	HKT Trust & HKT, Ltd.§	72,695
41,055	Hong Kong & China Gas Co., Ltd.§	61,427
7,706	Hong Kong Exchanges & Clearing, Ltd.§	423,833
14,179	Hongkong & Shanghai Hotels, Ltd. (The)§	12,625
50,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.§	7,480
9,000	Hysan Development Co., Ltd.§	33,101
41,000	IGG, Inc.§	43,080
5,500	Johnson Electric Holdings, Ltd.§	13,628
7,000	Kerry Logistics Network, Ltd.§	15,381
6,000	Kerry Properties, Ltd.§	15,206
5,750	L'Occitane International SA§	14,353
38,400	Landing International Development, Ltd.*,§	995
15,500	Lifestyle International Holdings, Ltd.*,§	12,320
6,000	Luk Fook Holdings International, Ltd.§	14,487
51,600	Man Wah Holdings, Ltd.§	112,382
480,000	Mason Group Holdings, Ltd.*,§	1,856
11,000	Melco International Development, Ltd.§	21,421
4,185	MTR Corp., Ltd.§	23,410
10,000	NagaCorp, Ltd.§	13,117
12,000	New World Development Co., Ltd.§	55,910
44,000	NewOcean Energy Holdings, Ltd.*,§	3,976
Shares		Value (Note 1)
	Hong Kong (Continued)
17,000	NWS Holdings, Ltd.§	$15,816
181,000	Pacific Basin Shipping, Ltd.§	34,177
7,128	Pacific Century Premium Developments, Ltd.*,§	754
29,000	Pacific Textiles Holdings, Ltd.§	19,045
59,789	PCCW, Ltd.§	36,007
5,500	Power Assets Holdings, Ltd.§	29,834
4,800	PRADA SpA*,§	31,746
63,195	Sa Sa International Holdings, Ltd.*,§	9,867
6,900	Samsonite International SA*,#,§	12,259
12,800	Sands China, Ltd.§	56,264
12,000	Shangri-La Asia, Ltd.*,§	10,703
100,000	Shun Tak Holdings, Ltd.§	30,586
138,000	Singamas Container Holdings, Ltd.§	9,827
8,352	Sino Land Co., Ltd.§	10,885
23,000	SITC International Holdings Co., Ltd.§	49,795
25,000	SJM Holdings, Ltd.§	28,008
13,500	SmarTone Telecommunications Holdings, Ltd.§	7,214
5,500	Sun Hung Kai Properties, Ltd.§	71,006
27,000	SUNeVision Holdings, Ltd.§	24,607
4,500	Swire Pacific, Ltd., Class A§	25,022
15,000	Swire Pacific, Ltd., Class B§	14,053
6,200	Swire Properties, Ltd.§	18,068
8,000	Techtronic Industries Co., Ltd.§	114,545
12,000	Television Broadcasts, Ltd.§	12,365
30,000	United Laboratories International Holdings, Ltd. (The)§	21,322
12,000	Vitasoy International Holdings, Ltd.§	46,841
1,300	VTech Holdings, Ltd.§	10,089
105,500	WH Group, Ltd.#,§	88,463
5,000	Wharf Real Estate Investment Co., Ltd.§	26,071
9,200	Wynn Macau, Ltd.*,§	15,469
34,000	Xinyi Glass Holdings, Ltd.§	95,148
14,500	Yue Yuen Industrial Holdings, Ltd.§	30,207
		3,588,036
	Ireland—0.5%
5,093	AIB Group Plc*,†,§	10,477
10,939	Bank of Ireland Group Plc*,§	44,438

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Ireland (Continued)
10,801	Cairn Homes Plc*,†,§	$12,882
3,828	CRH Plc*,§	161,818
6,965	CRH Plc, SP ADR	296,570
460	Flutter Entertainment Plc*,§	94,223
2,024	Glanbia Plc§	25,675
1,946	Irish Continental Group Plc*,†,§	10,698
526	Kerry Group Plc, Class A§	76,199
2,044	Kingspan Group Plc*,§	143,490
4,774	Smurfit Kappa Group Plc§	222,036
		1,098,506
	Israel—0.4%
734	Airport City, Ltd.*,§	11,146
568	Alony Hetz Properties & Investments, Ltd.§	7,959
2,317	Amot Investments, Ltd.§	13,005
6,983	Bank Hapoalim BM*,§	47,921
9,084	Bank Leumi Le-Israel BM§	53,618
2,500	Bayside Land Corp.§	20,405
22,557	Bezeq The Israeli Telecommunication Corp., Ltd.*,§	22,654
2,356	Cellcom Israel, Ltd.*,§	11,691
1,006	Clal Insurance Enterprises Holdings, Ltd.*,§	15,746
187	Elbit Systems, Ltd.†	24,460
58	Electra, Ltd.§	31,758
432	First International Bank of Israel, Ltd.§	11,472
501	Fox Wizel, Ltd.§	50,290
2,147	Harel Insurance Investments & Financial Services, Ltd.*,§	19,829
7,565	ICL Group, Ltd.§	38,612
275	IDI Insurance Co., Ltd.§	8,335
464	Isracard, Ltd.§	1,568
6,033	Israel Discount Bank, Ltd., Class A§	23,275
1,175	Matrix IT, Ltd.§	26,652
2,083	Maytronics, Ltd.§	31,311
1,106	Menora Mivtachim Holdings, Ltd.*,§	20,743
1,212	Mizrahi Tefahot Bank, Ltd.§	28,091
2,005	Naphtha Israel Petroleum Corp., Ltd.*,§	9,608
156	Nice, Ltd.*,§	44,064
168	Nice, Ltd., SP ADR*,†	47,635
417	Nova Measuring Instruments, Ltd.*,§	29,529
Shares		Value (Note 1)
	Israel (Continued)
21,016	Oil Refineries, Ltd.*,§	$4,765
2,397	Partner Communications Co., Ltd.*,§	13,298
134	Paz Oil Co., Ltd.§	14,374
403	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.§	28,240
6,806	Shikun & Binui, Ltd.*,§	39,700
700	Strauss Group, Ltd.§	21,005
1,314	Summit Real Estate Holdings, Ltd.§	19,626
3,070	Teva Pharmaceutical Industries, Ltd., SP ADR*	29,625
862	Tower Semiconductor, Ltd.*	22,257
		844,267
	Italy—1.7%
23,194	A2A SpA§	36,929
548	ACEA SpA§	11,450
1,290	Amplifon SpA*,§	53,457
6,692	Anima Holding SpA#,§	31,572
7,266	Assicurazioni Generali SpA§	126,460
2,754	Atlantia SpA*,§	49,443
5,171	Autogrill SpA*,†,§	34,492
1,709	Azimut Holding SpA§	37,057
2,332	Banca Farmafactoring SpA*,#,§	14,137
623	Banca Generali SpA*,§	20,710
9,396	Banca Popolare di Sondrio SCPA*,§	25,039
30,073	Banco BPM SpA*,†,§	66,026
26,017	BPER Banca*,§	47,115
732	Brunello Cucinelli SpA*,†,§	31,780
1,230	Buzzi Unicem SpA§	29,379
3,016	Cairo Communication SpA*,†,§	4,636
1,300	Carel Industries SpA#,§	30,487
4,487	Cerved Group SpA*,§	40,950
27,159	CIR SpA-Compagnie Industriali*,§	14,616
12,944	CNH Industrial NV*,§	164,025
3,914	Credito Emiliano SpA*,§	21,172
2,482	Credito Valtellinese SpA*,§	34,958
253	DiaSorin SpA§	52,674
59,059	Enel SpA§	596,399
15,027	Eni SpA§	155,549
806	ERG SpA§	23,006
741	Ferrari NV§	171,351
22,449	Fiat Chrysler Automobiles NV*,§	401,432
18,781	Fincantieri SpA*,†,§	12,506
4,947	FinecoBank Banca Fineco SpA*,§	80,733
725	Gruppo MutuiOnline SpA§	30,737

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Italy (Continued)
6,924	Hera SpA§	$25,342
192	IMA Industria Macchine Automatiche SpA*,†,§	15,926
1,991	Infrastrutture Wireless Italiane SpA#,§	24,135
1,134	Interpump Group SpA§	56,025
96,164	Intesa Sanpaolo SpA*,§	224,354
9,018	Iren SpA§	23,399
7,345	Italgas SpA§	46,871
2,260	Leonardo SpA†,§	16,139
7,518	Mediobanca Banca di Credito Finanziario SpA§	68,711
1,242	Moncler SpA*,§	75,968
7,618	OVS SpA*,#,†,§	9,798
1,752	Pirelli & C SpA*,#,†,§	9,478
2,693	Poste Italiane SpA#,§	27,342
442	Recordati Industria Chimica e Farmaceutica SpA§	24,430
5,199	Saipem SpA†,§	13,878
10,551	Saras SpA*,†,§	7,608
14,612	Snam SpA§	82,055
5,594	Societa Cattolica di Assicurazioni SC*,†,§	31,316
3,313	Tamburi Investment Partners SpA§	27,865
2,650	Technogym SpA*,#,§	29,697
151,273	Telecom Italia SpA§	69,665
29,205	Telecom Italia SpA§	15,112
1,807	Tenaris SA§	14,598
9,476	Terna Rete Elettrica Nazionale SpA§	72,299
7,682	UniCredit SpA*,§	71,088
11,000	Unipol Gruppo SpA*,§	52,477
9,399	UnipolSai Assicurazioni SpA§	24,891
		3,610,744
	Japan—16.0%
1,200	77 Bank, Ltd. (The)§	16,456
1,500	ADEKA Corp.§	26,303
1,500	Advantest Corp.§	112,615
4,700	Aeon Co., Ltd.§	154,280
1,400	AEON Financial Service Co., Ltd.§	16,944
2,100	Aeon Mall Co., Ltd.§	34,781
2,100	AGC, Inc.†,§	73,340
700	Aica Kogyo Co., Ltd.§	24,255
2,900	Aida Engineering, Ltd.§	27,194
8,600	Aiful Corp.*,§	20,709
Shares		Value (Note 1)
	Japan (Continued)
300	Ain Holdings, Inc.§	$18,545
2,300	Air Water, Inc.§	41,036
1,600	Aisin Seiki Co., Ltd.§	48,084
2,900	Ajinomoto Co., Inc.§	65,719
1,200	Alconix Corp.§	17,023
800	Alfresa Holdings Corp.§	14,669
2,600	Alps Alpine Co., Ltd.§	34,319
2,700	Amada Co., Ltd.§	29,822
1,000	Amano Corp.§	23,955
700	ANA Holdings, Inc.*,§	15,476
1,500	Anritsu Corp.†,§	33,392
1,100	AOKI Holdings, Inc.†,§	5,510
900	Aoyama Trading Co., Ltd.*,§	4,691
700	Aozora Bank, Ltd.§	12,932
500	Arata Corp.§	23,760
2,000	Arcland Sakamoto Co., Ltd.§	33,188
1,000	Arcs Co., Ltd.§	22,488
1,400	Arisawa Manufacturing Co., Ltd.§	13,039
1,800	Asahi Diamond Industrial Co., Ltd.§	7,845
3,400	Asahi Group Holdings, Ltd.†,§	140,143
1,000	Asahi Holdings, Inc.§	35,587
1,600	Asahi Intecc Co., Ltd.§	58,409
15,000	Asahi Kasei Corp.§	154,284
10,900	Astellas Pharma, Inc.§	168,508
2,400	Atom Corp.§	20,247
1,600	Avex, Inc.§	17,753
800	Awa Bank, Ltd. (The)§	18,225
1,100	Azbil Corp.§	60,168
2,000	Bandai Namco Holdings, Inc.§	173,101
600	Bank of Kyoto, Ltd. (The)§	31,414
1,300	Bank of the Ryukyus, Ltd.§	9,666
1,300	Bell System24 Holdings, Inc.§	20,402
1,300	Belluna Co., Ltd.§	14,320
1,000	Benefit One, Inc.§	29,616
800	Benesse Holdings, Inc.§	15,618
1,500	Bic Camera, Inc.§	16,659
7,200	Bridgestone Corp.†,§	236,513
4,000	Broadleaf Co., Ltd.†,§	26,390
1,400	Brother Industries, Ltd.§	28,901
3,200	Bunka Shutter Co., Ltd.§	30,199
700	Calbee, Inc.§	21,084
900	Canon Electronics, Inc.§	13,084
4,600	Canon, Inc.†,§	88,336
1,200	Capcom Co., Ltd.§	78,019
1,600	Casio Computer Co., Ltd.§	29,310

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
1,100	Central Glass Co., Ltd.§	$24,028
900	Central Japan Railway Co.§	127,834
3,700	Chiba Bank, Ltd. (The)§	20,405
3,800	Chubu Electric Power Co., Inc.§	45,754
700	Chudenko Corp.§	14,998
1,200	Chugai Pharmaceutical Co., Ltd.§	64,067
1,700	Chugoku Electric Power Co., Inc. (The)§	20,028
2,300	Chugoku Marine Paints, Ltd.§	23,236
5,400	Citizen Watch Co., Ltd.§	15,421
800	Coca-Cola Bottlers Japan Holdings, Inc.†,§	12,499
200	cocokara fine, Inc.†,§	14,796
1,000	Colowide Co., Ltd.§	15,850
900	COMSYS Holdings Corp.§	28,058
5,100	Concordia Financial Group, Ltd.§	18,089
2,000	Cosmo Energy Holdings Co., Ltd.§	35,686
1,900	Credit Saison Co., Ltd.§	22,065
900	CyberAgent, Inc.§	62,094
1,700	Dai Nippon Printing Co., Ltd.§	30,664
3,600	Dai-ichi Life Holdings, Inc.§	54,684
2,100	Daicel Corp.§	15,404
3,700	Daido Metal Co., Ltd.§	18,333
600	Daido Steel Co., Ltd.§	25,106
700	Daifuku Co., Ltd.§	86,643
1,000	Daihen Corp.§	48,695
700	Daiho Corp.§	24,697
600	Daiichikosho Co., Ltd.§	20,720
1,500	Daikin Industries, Ltd.§	334,075
1,400	Daikyonishikawa Corp.§	11,322
1,900	Daio Paper Corp.§	36,917
900	Daiseki Co., Ltd.§	26,417
400	Daishi Hokuetsu Financial Group, Inc.§	8,666
500	Daito Trust Construction Co., Ltd.§	46,764
5,300	Daiwa House Industry Co., Ltd.§	158,203
9,500	Daiwa Securities Group, Inc.§	43,329
500	Daiwabo Holdings Co., Ltd.§	44,522
2,200	DCM Holdings Co., Ltd.§	25,078
1,200	DeNA Co., Ltd.§	21,420
1,300	Denka Co., Ltd.§	50,828
1,500	Denso Corp.§	89,309
1,500	Dentsu Group, Inc.†,§	44,636
2,400	Dexerials Corp.§	31,412
1,200	DIC Corp.†,§	30,437
Shares		Value (Note 1)
	Japan (Continued)
400	Digital Arts, Inc.§	$36,923
1,800	DMG Mori Co., Ltd.†,§	27,450
1,100	Doutor Nichires Holdings Co., Ltd.§	15,825
1,100	Dowa Holdings Co., Ltd.§	40,053
600	DTS Corp.§	12,371
1,000	Duskin Co., Ltd.§	27,868
1,100	Eagle Industry Co., Ltd.§	10,575
1,900	East Japan Railway Co.§	127,185
1,100	Ebara Corp.§	35,976
2,100	EDION Corp.§	21,333
1,300	Eisai Co., Ltd.§	93,014
600	Eizo Corp.§	21,182
900	Electric Power Development Co., Ltd.§	12,481
22,400	ENEOS Holdings, Inc.§	80,531
1,000	Exedy Corp.§	12,296
500	Ezaki Glico Co., Ltd.§	21,984
900	Fancl Corp.§	35,944
400	FANUC Corp.§	98,487
400	Fast Retailing Co., Ltd.§	358,938
1,100	FCC Co., Ltd.§	19,039
2,700	Ferrotec Holdings Corp.§	46,185
2,100	Financial Products Group Co., Ltd.§	10,316
900	Foster Electric Co., Ltd.§	11,118
800	FP Corp.§	33,590
1,100	Fudo Tetra Corp.§	18,623
1,600	Fuji Corp.§	42,242
1,400	Fuji Electric Co., Ltd.§	50,522
700	Fuji Oil Holdings, Inc.§	19,979
700	Fuji Seal International, Inc.§	13,742
900	FUJIFILM Holdings Corp.§	47,466
7,900	Fujikura, Ltd.*,§	36,510
600	Fujitsu General, Ltd.§	16,269
2,800	Fujitsu, Ltd.§	405,337
1,000	Fukuoka Financial Group, Inc.§	17,924
600	Fukuyama Transporting Co., Ltd.§	25,301
900	Furukawa Co., Ltd.§	10,713
1,200	Furukawa Electric Co., Ltd.§	32,409
1,200	Furuno Electric Co., Ltd.§	14,142
800	Futaba Corp.§	6,925
500	Fuyo General Lease Co., Ltd.§	33,310
800	Geo Holdings Corp.§	9,389
1,000	Glory, Ltd.§	20,197
900	GMO internet, Inc.§	25,858
700	Goldcrest Co., Ltd.§	10,911

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
400	Goldwin, Inc.†,§	$26,384
3,100	Gree, Inc.§	18,170
1,000	GS Yuasa Corp.§	28,791
4,900	Gunma Bank, Ltd. (The)§	15,199
600	Gunze, Ltd.§	19,560
900	H.U. Group Holdings, Inc.†,§	24,259
1,700	H2O Retailing Corp.§	11,528
5,000	Hachijuni Bank, Ltd. (The)§	16,738
2,400	Hakuhodo DY Holdings, Inc.§	32,990
500	Hamamatsu Photonics KK§	28,627
2,200	Hankyu Hanshin Holdings, Inc.§	73,353
800	Hanwa Co., Ltd.§	21,523
5,200	Haseko Corp.§	59,707
3,500	Hazama Ando Corp.§	24,473
1,200	Heiwa Corp.§	16,557
600	Heiwa Real Estate Co., Ltd.§	21,709
900	Heiwado Co., Ltd.§	19,339
200	Hikari Tsushin, Inc.§	46,765
3,100	Hirogin Holdings, Inc.§	17,441
900	HIS Co., Ltd.*,§	13,972
400	Hisamitsu Pharmaceutical Co., Inc.§	23,782
1,000	Hitachi Capital Corp.§	24,182
1,900	Hitachi Construction Machinery Co., Ltd.§	54,178
2,000	Hitachi Metals, Ltd.§	30,466
6,400	Hitachi Zosen Corp.§	35,383
9,500	Hitachi, Ltd.§	374,864
400	Hogy Medical Co., Ltd.§	13,017
2,900	Hokkaido Electric Power Co., Inc.†,§	10,549
700	Hokkoku Bank, Ltd. (The)§	17,783
3,000	Hokuetsu Corp.§	11,938
1,800	Hokuhoku Financial Group, Inc.§	17,218
2,300	Hokuriku Electric Power Co.§	15,099
1,200	Hokuto Corp.§	24,322
7,300	Honda Motor Co., Ltd.§	203,876
500	Horiba, Ltd.§	29,374
3,100	Hosiden Corp.§	29,855
600	House Foods Group, Inc.§	22,782
2,400	Hoya Corp.§	331,750
2,300	Hulic Co., Ltd.†,§	25,294
3,000	Hyakugo Bank, Ltd. (The)§	8,714
1,400	Ibiden Co., Ltd.§	65,070
6,700	Ichigo, Inc.§	20,168
600	Idec Corp.§	10,637
Shares		Value (Note 1)
	Japan (Continued)
1,200	Idemitsu Kosan Co., Ltd.§	$26,423
2,200	IHI Corp.§	43,798
1,100	Iida Group Holdings Co., Ltd.§	22,239
900	Inabata & Co., Ltd.§	12,595
4,200	Infomart Corp.§	40,113
10,600	Inpex Corp.§	57,283
2,000	Internet Initiative Japan, Inc.§	39,431
1,900	Isetan Mitsukoshi Holdings, Ltd.§	11,265
1,600	Ishihara Sangyo Kaisha, Ltd.§	9,689
1,500	Isuzu Motors, Ltd.§	14,281
500	Ito En, Ltd.§	31,638
2,500	ITOCHU Corp.§	72,003
3,400	Itoham Yonekyu Holdings, Inc.§	22,193
700	Iwatani Corp.§	43,173
4,100	Iyo Bank, Ltd. (The)§	25,868
500	Izumi Co., Ltd.§	18,125
2,300	J Trust Co., Ltd.†,§	4,528
1,600	J. Front Retailing Co., Ltd.§	12,672
1,300	Jaccs Co., Ltd.§	23,057
700	Jafco Co., Ltd.§	34,977
1,400	Japan Airlines Co., Ltd.*,§	27,124
1,800	Japan Aviation Electronics Industry, Ltd.§	27,616
3,600	Japan Exchange Group, Inc.§	92,049
1,500	Japan Lifeline Co., Ltd.§	23,682
1,100	Japan Petroleum Exploration Co., Ltd.§	20,000
4,300	Japan Post Holdings Co., Ltd.§	33,500
1,000	Japan Post Insurance Co., Ltd.§	20,499
600	Japan Pulp & Paper Co., Ltd.§	21,098
3,000	Japan Securities Finance Co., Ltd.§	15,721
1,300	Japan Steel Works, Ltd. (The)§	38,826
10,300	Japan Tobacco, Inc.†,§	209,899
1,700	Japan Wool Textile Co., Ltd. (The)†,§	16,470
3,600	JFE Holdings, Inc.*,§	34,572
1,500	JGC Holding Corp.§	14,109
400	JINS Holdings, Inc.§	26,304
600	Joshin Denki Co., Ltd.§	15,850
700	JSR Corp.§	19,552
3,800	JTEKT Corp.§	29,582
800	Juroku Bank, Ltd. (The)§	14,632
8,900	JVCKenwood Corp.§	13,725
2,200	K's Holdings Corp.§	30,600
400	Kadokawa Corp.§	14,530

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
800	Kagome Co., Ltd.†,§	$28,243
4,900	Kajima Corp.§	65,757
1,100	Kakaku.com, Inc.§	30,202
500	Kaken Pharmaceutical Co., Ltd.§	19,348
1,000	Kamigumi Co., Ltd.§	18,276
1,300	Kanamoto Co., Ltd.§	27,977
2,200	Kandenko Co., Ltd.§	18,665
600	Kaneka Corp.§	21,079
1,700	Kanematsu Corp.§	21,259
4,400	Kansai Electric Power Co., Inc. (The)§	41,839
1,200	Kansai Paint Co., Ltd.§	36,975
3,100	Kao Corp.§	239,676
400	Kato Sangyo Co., Ltd.§	13,561
300	KAWADA TECHNOLOGIES, Inc.§	12,467
2,100	Kawasaki Heavy Industries, Ltd.*,§	47,455
1,600	Kawasaki Kisen Kaisha, Ltd.*,†,§	32,834
16,000	KDDI Corp.§	475,158
400	Keihan Holdings Co., Ltd.§	19,197
1,500	Keikyu Corp.§	25,798
700	Keio Corp.§	54,349
200	Keisei Electric Railway Co., Ltd.§	6,782
2,500	Keiyo Bank, Ltd. (The)§	10,112
4,600	Kenedix, Inc.†,§	33,410
900	Kewpie Corp.§	19,813
400	Keyence Corp.§	225,113
1,100	KH Neochem Co., Ltd.§	29,208
400	Kikkoman Corp.§	27,782
900	Kintetsu Group Holdings Co., Ltd.§	39,496
1,700	Kintetsu World Express, Inc.§	40,313
5,200	Kirin Holdings Co., Ltd.†,§	122,774
800	Kissei Pharmaceutical Co., Ltd.§	17,363
1,500	Kito Corp.§	22,466
2,600	Kitz Corp.§	15,822
1,600	Kiyo Bank, Ltd. (The)§	23,002
1,800	Kobe Bussan Co., Ltd.§	55,560
4,400	Kobe Steel, Ltd.*,§	23,552
900	Kohnan Shoji Co., Ltd.§	28,080
1,500	Koito Manufacturing Co., Ltd.§	102,020
1,500	Kokuyo Co., Ltd.†,§	20,344
11,000	Komatsu, Ltd.§	301,429
1,100	KOMEDA Holdings Co., Ltd.§	19,899
1,000	Komeri Co., Ltd.§	28,269
1,400	Komori Corp.§	9,823
700	Konami Holdings Corp.§	39,400
Shares		Value (Note 1)
	Japan (Continued)
6,900	Konica Minolta, Inc.§	$26,421
1,200	Konoike Transport Co., Ltd.§	11,939
100	Kose Corp.§	17,090
3,200	Kubota Corp.†,§	69,910
400	Kumagai Gumi Co., Ltd.§	10,110
2,700	Kuraray Co., Ltd.†,§	28,837
400	Kureha Corp.§	28,229
700	Kurita Water Industries, Ltd.§	26,794
1,100	Kyocera Corp.§	67,514
1,500	Kyoei Steel, Ltd.§	20,812
1,700	Kyokuto Kaihatsu Kogyo Co., Ltd.§	23,140
500	KYORIN Holdings, Inc.§	9,407
1,000	Kyowa Exeo Corp.§	28,230
600	Kyudenko Corp.§	19,377
2,400	Kyushu Electric Power Co., Inc.§	20,781
5,000	Kyushu Financial Group, Inc.§	20,642
1,200	Kyushu Railway Co.§	25,924
600	Lasertec Corp.§	70,580
400	Lawson, Inc.§	18,640
1,000	Lintec Corp.§	22,177
1,100	Lion Corp.§	26,654
2,600	LIXIL Corp.§	56,470
2,800	M3, Inc.§	264,844
700	Mabuchi Motor Co., Ltd.§	30,600
1,300	Macnica Fuji Electronics Holdings, Inc.§	25,571
900	Macromill, Inc.§	5,853
3,800	Maeda Corp.§	33,936
800	Maeda Kosen Co., Ltd.§	21,061
400	Maeda Road Construction Co., Ltd.§	6,725
600	Makino Milling Machine Co., Ltd.§	21,721
900	Makita Corp.§	45,178
6,900	Marubeni Corp.§	45,990
800	Marudai Food Co., Ltd.§	13,123
700	Maruha Nichiro Corp.§	15,087
2,200	Marui Group Co., Ltd.§	38,707
700	Maruichi Steel Tube, Ltd.§	15,558
2,200	Marusan Securities Co., Ltd.§	9,887
700	Matsumotokiyoshi Holdings Co., Ltd.§	29,878
1,700	Maxell Holdings, Ltd.*,§	21,215
6,700	Mazda Motor Corp.§	45,068
500	McDonald's Holdings Co. Japan, Ltd.†,§	24,214

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
9,000	Mebuki Financial Group, Inc.§	$17,839
1,000	Medipal Holdings Corp.§	18,798
1,000	Megachips Corp.§	27,218
1,000	Megmilk Snow Brand Co., Ltd.§	21,391
1,700	Meidensha Corp.§	38,309
700	MEIJI Holdings Co., Ltd.§	49,223
1,200	Meiko Electronics Co., Ltd.§	22,469
500	Meitec Corp.§	25,998
600	Milbon Co., Ltd.§	38,275
1,200	Mimasu Semiconductor Industry Co., Ltd.§	30,060
2,200	MINEBEA MITSUMI, Inc.§	43,769
1,600	Mirait Holdings Corp.§	27,402
1,000	MISUMI Group, Inc.§	32,844
15,300	Mitsubishi Chemical Holdings Corp.§	93,074
5,500	Mitsubishi Corp.§	135,635
13,000	Mitsubishi Electric Corp.§	196,798
4,500	Mitsubishi Estate Co., Ltd.§	72,672
1,700	Mitsubishi Gas Chemical Co., Inc.§	39,142
1,000	Mitsubishi Heavy Industries, Ltd.§	30,648
900	Mitsubishi Logistics Corp.§	27,068
1,000	Mitsubishi Materials Corp.§	21,133
5,200	Mitsubishi Motors Corp.*,§	10,963
51,700	Mitsubishi UFJ Financial Group, Inc.§	228,960
8,700	Mitsubishi UFJ Lease & Finance Co., Ltd.§	41,984
6,000	Mitsui & Co., Ltd.§	110,078
2,500	Mitsui Chemicals, Inc.§	73,445
2,100	Mitsui E&S Holdings Co., Ltd.*,§	7,139
3,000	Mitsui Fudosan Co., Ltd.§	63,234
1,900	Mitsui Mining & Smelting Co., Ltd.§	70,079
1,200	Mitsui OSK Lines, Ltd.§	36,731
800	Mitsui-Soko Holdings Co., Ltd.§	17,863
300	Miura Co., Ltd.§	16,758
1,000	Mixi, Inc.§	24,858
700	Miyazaki Bank, Ltd. (The)§	14,972
9,790	Mizuho Financial Group, Inc.§	124,794
1,000	Mizuho Leasing Co., Ltd.§	30,122
300	Mochida Pharmaceutical Co., Ltd.§	11,420
400	Modec, Inc.†,§	7,276
7,000	Monex Group, Inc.§	26,358
300	Monogatari Corp. (The)§	36,577
Shares		Value (Note 1)
	Japan (Continued)
800	MonotaRO Co., Ltd.§	$40,677
700	Morinaga Milk Industry Co., Ltd.§	34,479
1,800	MS&AD Insurance Group Holdings, Inc.§	54,886
4,200	Murata Manufacturing Co., Ltd.§	378,257
2,000	Musashi Seimitsu Industry Co., Ltd.§	31,775
1,000	Musashino Bank, Ltd. (The)§	14,509
1,200	Nabtesco Corp.†,§	52,677
600	Nachi-Fujikoshi Corp.§	24,921
1,500	Nagase & Co., Ltd.§	21,988
1,300	Nagoya Railroad Co., Ltd.§	34,328
1,200	Nankai Electric Railway Co., Ltd.§	30,555
800	Nanto Bank, Ltd. (The)§	13,589
2,600	NEC Corp.§	139,211
1,100	NET One Systems Co., Ltd.§	38,906
800	Nexon Co., Ltd.§	24,638
2,000	NGK Insulators, Ltd.§	30,925
2,500	NGK Spark Plug Co., Ltd.§	42,802
700	NH Foods, Ltd.§	30,812
2,400	NHK Spring Co., Ltd.§	16,508
1,300	Nichi-iko Pharmaceutical Co., Ltd.§	12,274
1,200	Nichias Corp.§	28,637
800	Nichirei Corp.§	22,489
500	Nidec Corp.§	62,997
1,600	Nifco, Inc.§	62,831
700	Nihon Kohden Corp.§	26,081
1,000	Nihon M&A Center, Inc.§	66,920
1,800	Nihon Parkerizing Co., Ltd.§	18,724
900	Nihon Unisys, Ltd.§	35,322
1,700	Nikkiso Co., Ltd.†,§	16,564
1,300	Nikkon Holdings Co., Ltd.§	26,088
3,000	Nikon Corp.§	18,970
500	Nintendo Co., Ltd.§	319,095
900	Nippn Corp.§	14,057
1,200	Nippo Corp.§	32,956
600	Nippon Carbon Co., Ltd.†,§	22,959
700	Nippon Densetsu Kogyo Co., Ltd.§	14,518
900	Nippon Electric Glass Co., Ltd.§	19,705
1,200	Nippon Express Co., Ltd.§	80,734
600	Nippon Gas Co., Ltd.§	32,373
1,520	Nippon Light Metal Holdings Co., Ltd.§	28,269
1,200	Nippon Paper Industries Co., Ltd.§	13,936

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
1,200	Nippon Sanso Holdings Corp.§	$22,326
1,200	Nippon Seiki Co., Ltd.§	13,577
2,600	Nippon Sheet Glass Co., Ltd.*,§	12,058
300	Nippon Shinyaku Co., Ltd.§	19,703
400	Nippon Shokubai Co., Ltd.§	22,501
2,600	Nippon Signal Co., Ltd.§	23,734
900	Nippon Soda Co., Ltd.§	26,858
5,500	Nippon Steel Corp.*,§	71,334
500	Nippon Steel Trading Corp.§	18,155
3,600	Nippon Suisan Kaisha, Ltd.§	14,876
8,000	Nippon Telegraph & Telephone Corp.§	205,130
530	Nippon Yakin Kogyo Co., Ltd.§	8,873
1,800	Nippon Yusen KK§	41,994
2,200	Nipro Corp.§	25,904
2,000	Nishi-Nippon Financial Holdings, Inc.§	12,894
900	Nishi-Nippon Railroad Co., Ltd.§	26,645
1,000	Nishimatsu Construction Co., Ltd.§	20,537
700	Nishio Rent All Co., Ltd.§	14,706
800	Nissan Chemical Corp.§	50,141
17,400	Nissan Motor Co., Ltd.*,§	94,660
1,100	Nissha Co., Ltd.†,§	16,004
800	Nisshin Oillio Group, Ltd. (The)§	23,537
5,700	Nisshinbo Holdings, Inc.†,§	41,616
400	Nissin Foods Holdings Co., Ltd.§	34,279
500	Nitori Holdings Co., Ltd.§	104,823
1,400	Nitto Denko Corp.§	125,710
700	Nitto Kogyo Corp.§	13,902
500	Noevir Holdings Co., Ltd.§	22,154
700	NOF Corp.§	35,593
1,100	Nojima Corp.§	30,210
1,500	NOK Corp.§	16,158
1,800	Nomura Co., Ltd.§	14,918
14,300	Nomura Holdings, Inc.§	75,700
1,100	Nomura Real Estate Holdings, Inc.§	24,468
1,500	Nomura Research Institute, Ltd.§	53,597
300	Noritake Co., Ltd.§	8,732
700	Noritsu Koki Co., Ltd.§	16,536
1,100	Noritz Corp.§	17,205
7,800	North Pacific Bank, Ltd.§	16,581
800	NSD Co., Ltd.§	17,262
2,900	NSK, Ltd.§	25,342
10,800	NTN Corp.*,§	27,949
5,900	NTT Data Corp.§	80,851
Shares		Value (Note 1)
	Japan (Continued)
600	Obara Group, Inc.§	$22,917
6,000	Obayashi Corp.§	51,977
100	Obic Co., Ltd.§	20,112
2,100	Odakyu Electric Railway Co., Ltd.§	66,012
1,100	Ogaki Kyoritsu Bank, Ltd. (The)§	22,482
12,000	Oji Holdings Corp.§	68,355
1,000	Okamura Corp.§	8,968
4,600	Okasan Securities Group, Inc.§	16,753
1,800	Oki Electric Industry Co., Ltd.§	15,907
1,155	Okinawa Electric Power Co., Inc. (The)§	15,583
500	OKUMA Corp.§	28,034
700	Okumura Corp.§	17,355
8,100	Olympus Corp.§	177,310
500	Omron Corp.§	44,624
3,700	Onward Holdings Co., Ltd.§	7,431
1,200	Open House Co., Ltd.§	44,138
200	Oracle Corp. Japan§	26,025
8,100	Orient Corp.§	9,116
11,000	ORIX Corp.§	170,709
2,000	Osaka Gas Co., Ltd.§	40,970
1,100	OSG Corp.§	21,072
700	Otsuka Corp.§	36,885
200	Otsuka Holdings Co., Ltd.†,§	8,575
1,900	Outsourcing, Inc.§	25,512
1,600	Pacific Industrial Co., Ltd.§	16,646
900	Pacific Metals Co., Ltd.§	19,500
3,600	Pan Pacific International Holdings Corp.§	83,156
28,200	Panasonic Corp.§	325,849
1,500	Park24 Co., Ltd.*,§	26,111
3,900	Penta-Ocean Construction Co., Ltd.§	33,566
800	PeptiDream, Inc.*,§	40,659
1,300	Persol Holdings Co., Ltd.§	23,499
1,000	Pigeon Corp.†,§	41,332
500	Pilot Corp.†,§	14,081
1,100	Piolax, Inc.§	16,906
2,500	Press Kogyo Co., Ltd.§	7,427
1,600	Pressance Corp.†,§	27,562
1,100	Prima Meat Packers, Ltd.§	34,932
1,300	Qol Holdings Co., Ltd.§	14,191
1,600	Raito Kogyo Co., Ltd.§	28,184
7,700	Recruit Holdings Co., Ltd.§	322,965
900	Relo Group, Inc.§	21,829
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
11,000	Renesas Electronics Corp.*,§	$115,422
2,800	Rengo Co., Ltd.§	23,454
4,900	Resona Holdings, Inc.§	17,254
1,100	Resorttrust, Inc.§	15,762
5,100	Ricoh Co., Ltd.§	33,485
400	Ricoh Leasing Co., Ltd.§	11,910
400	Rinnai Corp.§	46,468
4,000	Riso Kyoiku Co., Ltd.§	11,837
100	Rohm Co., Ltd.§	9,700
1,100	Round One Corp.§	9,913
900	Royal Holdings Co., Ltd.*,†,§	16,080
500	Ryobi, Ltd.*,§	6,088
2,000	Ryohin Keikaku Co., Ltd.§	40,859
200	Ryosan Co., Ltd.§	3,619
600	S Foods, Inc.§	19,573
1,300	Sakata INX Corp.†,§	14,610
2,700	Sala Corp.†,§	14,943
1,800	SAMTY Co., Ltd.§	31,347
2,100	San-Ai Oil Co., Ltd.§	22,764
3,000	San-In Godo Bank, Ltd. (The)§	14,403
1,200	Sangetsu Corp.§	18,057
1,200	Sanken Electric Co., Ltd.§	52,084
1,300	Sanki Engineering Co., Ltd.§	15,324
600	Sankyo Co., Ltd.§	16,233
500	Sankyu, Inc.§	18,971
2,200	Santen Pharmaceutical Co., Ltd.§	35,738
2,300	Sanwa Holdings Corp.§	26,781
500	Sanyo Chemical Industries, Ltd.§	26,729
300	Sanyo Denki Co., Ltd.§	16,152
1,200	Sapporo Holdings, Ltd.†,§	23,192
900	Sato Holdings Corp.§	19,457
400	Sawai Pharmaceutical Co., Ltd.§	18,148
1,000	SBI Holdings, Inc.§	23,757
300	SCREEN Holdings Co., Ltd.§	22,173
200	SCSK Corp.§	11,448
400	Secom Co., Ltd.§	36,931
2,100	Sega Sammy Holdings, Inc.§	33,140
3,000	Seibu Holdings, Inc.§	29,463
1,000	Seikagaku Corp.§	9,864
4,500	Seiko Epson Corp.§	66,888
700	Seiko Holdings Corp.§	8,968
1,600	Seino Holdings Co., Ltd.§	22,583
1,400	Seiren Co., Ltd.†,§	21,201
6,200	Sekisui Chemical Co., Ltd.§	117,618
3,700	Sekisui House, Ltd.§	75,382
Shares		Value (Note 1)
	Japan (Continued)
8,500	Senshu Ikeda Holdings, Inc.§	$12,196
600	Seria Co., Ltd.§	21,991
6,900	Seven & i Holdings Co., Ltd.§	245,030
7,000	Seven Bank, Ltd.§	14,799
800	SG Holdings Co., Ltd.§	21,838
1,900	Sharp Corp.†,§	28,842
600	Shibuya Corp.§	20,576
1,000	Shiga Bank, Ltd. (The)§	20,439
1,700	Shikoku Electric Power Co., Inc.§	11,130
900	Shima Seiki Manufacturing, Ltd.§	15,312
1,000	Shimadzu Corp.§	38,950
100	Shimano, Inc.§	23,354
3,500	Shimizu Corp.§	25,562
1,400	Shin-Etsu Chemical Co., Ltd.§	245,089
2,000	Shin-Etsu Polymer Co., Ltd.§	18,294
1,900	Shinko Electric Industries Co., Ltd.§	43,567
1,700	Shinmaywa Industries, Ltd.§	14,580
1,800	Shinsei Bank, Ltd.§	22,337
800	Shionogi & Co., Ltd.§	43,729
600	Ship Healthcare Holdings, Inc.§	33,409
2,600	Shiseido Co., Ltd.§	180,353
2,200	Shizuoka Bank, Ltd. (The)§	16,206
2,800	Shizuoka Gas Co., Ltd.§	28,080
2,200	Showa Denko KK†,§	47,143
1,000	Siix Corp.§	14,968
1,100	Sinfonia Technology Co., Ltd.§	14,952
3,900	SKY Perfect JSAT Holdings, Inc.§	19,231
2,600	Skylark Holdings Co., Ltd.*,†,§	40,168
100	SMC Corp.§	61,072
1,300	SMS Co., Ltd.§	49,810
2,700	Sodick Co., Ltd.†,§	23,083
11,900	SoftBank Corp.§	149,186
11,100	SoftBank Group Corp.§	869,303
500	Sohgo Security Services Co., Ltd.§	25,951
7,800	Sojitz Corp.§	17,450
2,000	Sompo Holdings, Inc.§	81,583
10,500	Sony Corp.§	1,055,709
800	Sotetsu Holdings, Inc.§	19,233
400	Square Enix Holdings Co., Ltd.§	24,273
400	Stanley Electric Co., Ltd.§	12,908
1,600	Star Micronics Co., Ltd.§	25,635
800	Starts Corp., Inc.§	22,245
5,100	Subaru Corp.§	102,192
3,600	SUMCO Corp.§	79,041
13,500	Sumitomo Chemical Co., Ltd.§	54,388

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
3,800	Sumitomo Corp.§	$50,371
1,500	Sumitomo Dainippon Pharma Co., Ltd.§	22,130
5,300	Sumitomo Electric Industries, Ltd.§	70,308
1,600	Sumitomo Forestry Co., Ltd.§	33,384
1,700	Sumitomo Heavy Industries, Ltd.§	42,116
1,100	Sumitomo Metal Mining Co., Ltd.§	48,903
3,600	Sumitomo Mitsui Construction Co., Ltd.§	14,985
5,600	Sumitomo Mitsui Financial Group, Inc.§	173,281
1,200	Sumitomo Mitsui Trust Holdings, Inc.§	37,209
900	Sumitomo Osaka Cement Co., Ltd.§	26,417
1,700	Sumitomo Realty & Development Co., Ltd.§	52,528
3,700	Sumitomo Rubber Industries, Ltd.†,§	31,885
400	Sumitomo Seika Chemicals Co., Ltd.§	15,933
900	Sumitomo Warehouse Co., Ltd. (The)§	11,528
2,600	Sun Frontier Fudousan Co., Ltd.§	22,509
700	Sundrug Co., Ltd.§	27,936
1,100	Suntory Beverage & Food, Ltd.†,§	38,933
1,600	Sushiro Global Holdings, Ltd.§	61,109
400	Suzuken Co., Ltd.§	14,468
3,200	Suzuki Motor Corp.§	148,566
1,200	Sysmex Corp.§	144,317
1,700	Systena Corp.§	35,668
800	T Hasegawa Co., Ltd.§	16,835
2,400	T&D Holdings, Inc.§	28,403
700	Tachi-S Co., Ltd.§	7,986
2,200	Tadano, Ltd.§	18,862
1,800	Taiheiyo Cement Corp.§	45,286
3,200	Taisei Corp.§	110,738
200	Taisho Pharmaceutical Holdings Co., Ltd.§	13,484
1,600	Taiyo Yuden Co., Ltd.§	75,091
1,600	Takashimaya Co., Ltd.†,§	13,755
5,800	Takeda Pharmaceutical Co., Ltd.§	210,260
1,200	Takeuchi Manufacturing Co., Ltd.§	28,311
2,100	Tamura Corp.§	11,665
2,100	TDK Corp.§	316,741
600	TechnoPro Holdings, Inc.§	49,803
Shares		Value (Note 1)
	Japan (Continued)
4,200	Teijin, Ltd.§	$79,195
400	Tekken Corp.§	7,099
4,200	Terumo Corp.§	175,664
1,600	THK Co., Ltd.§	51,754
1,200	TIS, Inc.§	24,610
3,100	Toagosei Co., Ltd.†,§	36,583
1,500	Tobu Railway Co., Ltd.§	44,867
2,200	Tocalo Co., Ltd.§	30,276
3,500	Toda Corp.§	23,252
600	Toho Co., Ltd§	25,307
500	Toho Gas Co., Ltd.§	33,219
1,500	Toho Holdings Co., Ltd.§	26,399
3,300	Tohoku Electric Power Co., Inc.§	27,349
3,600	Tokai Carbon Co., Ltd.†,§	45,169
1,300	Tokai Rika Co., Ltd.§	22,027
4,800	Tokai Tokyo Financial Holdings, Inc.§	14,220
200	Token Corp.§	15,848
1,900	Tokio Marine Holdings, Inc.§	98,426
1,100	Tokuyama Corp.§	24,753
700	Tokyo Century Corp.§	55,605
1,500	Tokyo Dome Corp.§	18,862
9,100	Tokyo Electric Power Co. Holdings, Inc.*,§	24,017
1,100	Tokyo Electron, Ltd.§	410,285
2,400	Tokyo Gas Co., Ltd.§	55,792
1,400	Tokyo Kiraboshi Financial Group, Inc.§	15,060
500	Tokyo Ohka Kogyo Co., Ltd.†,§	35,203
800	Tokyo Seimitsu Co., Ltd.§	37,663
2,000	Tokyo Steel Manufacturing Co., Ltd.†,§	12,942
2,700	Tokyo Tatemono Co., Ltd.†,§	37,277
1,700	Tokyu Construction Co., Ltd.§	8,164
1,600	Tokyu Corp.§	19,905
6,100	Tokyu Fudosan Holdings Corp.§	32,602
5,300	TOMONY Holdings, Inc.§	16,162
1,900	Tomy Co., Ltd.§	16,728
1,500	Topcon Corp.§	18,672
2,600	Toppan Forms Co., Ltd.§	26,662
1,500	Toppan Printing Co., Ltd.§	21,180
1,100	Topre Corp.§	16,890
500	Topy Industries, Ltd.*,§	5,733
16,200	Toray Industries, Inc.§	96,128
1,300	Tosei Corp.§	14,913

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Japan (Continued)
1,200	Toshiba Corp.§	$33,605
6,500	Tosoh Corp.§	101,845
600	TOTO, Ltd.§	36,107
900	Towa Pharmaceutical Co., Ltd.§	16,722
3,100	Toyo Construction Co., Ltd.§	13,197
500	Toyo Ink SC Holdings Co., Ltd.§	9,599
1,000	Toyo Seikan Group Holdings, Ltd.§	10,986
1,600	Toyo Tire Corp.†,§	24,373
2,500	Toyobo Co., Ltd.§	33,485
700	Toyota Industries Corp.§	55,639
20,300	Toyota Motor Corp.§	1,556,583
1,400	Toyota Tsusho Corp.§	56,644
600	TPR Co., Ltd.§	8,248
1,200	Trend Micro, Inc.*,†,§	69,086
300	Trusco Nakayama Corp.†,§	8,447
800	TS Tech Co., Ltd.§	24,769
600	Tsubakimoto Chain Co.§	15,768
2,600	Tsugami Corp.†,§	39,338
700	Tsumura & Co.§	21,043
700	TV Asahi Holdings Corp.§	11,496
1,000	UACJ Corp.§	18,358
2,000	Ube Industries, Ltd.§	36,454
900	Ulvac, Inc.§	38,558
900	Unicharm Corp.§	42,702
800	Unipres Corp.§	7,533
800	United Arrows, Ltd.§	11,859
1,100	United Super Markets Holdings, Inc.§	12,052
2,000	Ushio, Inc.§	26,043
1,300	USS Co., Ltd.§	26,298
400	V Technology Co., Ltd.§	22,847
1,200	Valor Holdings Co., Ltd.§	30,747
1,000	Valqua, Ltd.§	19,924
1,400	Vital KSK Holdings, Inc.§	11,028
800	Wacoal Holdings Corp.§	16,115
800	Welcia Holdings Co., Ltd.§	30,181
1,000	West Japan Railway Co.§	52,571
1,000	Xebio Holdings Co., Ltd.§	7,984
400	Yakult Honsha Co., Ltd.§	20,164
4,400	Yamada Denki Co., Ltd.§	23,379
2,100	Yamaguchi Financial Group, Inc.§	11,909
500	Yamaha Corp.§	29,473
5,600	Yamaha Motor Co., Ltd.§	114,509
2,400	Yamato Holdings Co., Ltd.§	61,305
900	Yamato Kogyo Co., Ltd.§	24,164
Shares		Value (Note 1)
	Japan (Continued)
1,200	Yamazaki Baking Co., Ltd.†,§	$20,053
400	Yaoko Co., Ltd.§	27,883
1,400	Yaskawa Electric Corp.§	69,747
1,200	Yellow Hat, Ltd.§	19,539
600	Yokogawa Bridge Holdings Corp.§	12,720
1,200	Yokogawa Electric Corp.§	23,950
2,500	Yokohama Reito Co., Ltd.§	20,896
2,100	Yokohama Rubber Co., Ltd. (The)†,§	31,296
19,800	Z Holdings Corp.§	120,090
700	Zenkoku Hosho Co., Ltd.§	32,194
900	Zensho Holdings Co., Ltd.§	23,470
2,300	Zeon Corp.§	33,177
600	ZOZO, Inc.§	14,839
		33,627,851
	Netherlands—2.1%
1,275	Aalberts NV§	56,510
1,069	ABN AMRO Bank NV, CVA*,#,§	10,486
722	Accell Group NV*,§	22,813
31	Adyen NV*,#,§	72,134
13,837	Aegon NV§	55,259
1,266	Akzo Nobel NV§	135,993
5,987	Altice Europe NV*,§	38,979
580	AMG Advanced Metallurgical Group NV†,§	17,258
576	Amsterdam Commodities NV§	14,709
1,393	APERAM SA§	58,138
2,059	Arcadis NV*,†,§	68,073
6,749	ArcelorMittal SA*,§	154,880
802	ASM International NV§	175,335
2,066	ASML Holding NV§	998,419
2,865	ASR Nederland NV§	115,872
1,377	Basic-Fit NV*,#,§	50,310
1,008	BE Semiconductor Industries NV§	60,724
1,770	Boskalis Westminster*,§	48,774
954	Coca-Cola European Partners Plc§	46,063
1,543	Corbion NV§	86,798
691	Flow Traders#,§	22,842
2,215	Fugro NV, CVA*,§	20,481
490	GrandVision NV*,#,§	15,276
2,032	Heineken NV§	226,608
531	IMCD NV§	67,468
14,743	ING Groep NV*,§	139,666
2,027	Intertrust NV*,#,§	34,398

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Netherlands (Continued)
10,441	Koninklijke Ahold Delhaize NV§	$294,856
7,677	Koninklijke BAM Groep NV*,†,§	16,009
816	Koninklijke DSM NV§	140,569
46,675	Koninklijke KPN NV§	141,508
3,041	Koninklijke Philips NV*,§	162,743
899	Koninklijke Vopak NV§	47,142
1,514	NN Group NV§	66,234
1,110	OCI NV*,§	21,400
10,631	PostNL NV*,§	36,264
1,111	Prosus NV*,§	119,514
1,610	Randstad NV*,§	104,804
4,503	SBM Offshore NV§	85,333
2,451	Signify NV*,#,§	103,839
839	Sligro Food Group NV*,§	17,372
1,271	TKH Group NV§	61,423
1,381	TomTom NV*,§	14,307
388	Van Lanschot Kempen NV*,§	9,959
2,640	Wolters Kluwer NV§	222,824
		4,480,366
	New Zealand—0.3%
15,320	Air New Zealand, Ltd.*,†,§	19,832
3,965	Auckland International Airport, Ltd.*,§	21,669
6,975	Chorus, Ltd.§	39,692
5,590	Contact Energy, Ltd.§	35,882
1,501	EBOS Group, Ltd.§	30,988
2,488	Fisher & Paykel Healthcare Corp., Ltd.§	59,083
3,759	Freightways, Ltd.§	27,230
11,453	Heartland Group Holdings, Ltd.§	13,676
13,666	Infratil, Ltd.§	71,751
1,307	Mainfreight, Ltd.§	65,345
684	Restaurant Brands New Zealand, Ltd.*,§	5,684
6,574	SKYCITY Entertainment Group, Ltd.§	15,179
15,090	Spark New Zealand, Ltd.§	51,020
4,002	Summerset Group Holdings, Ltd.§	36,131
6,133	Z Energy, Ltd.*,†,§	14,118
		507,280
	Norway—0.6%
751	Aker BP ASA§	18,931
4,348	Aker Solutions ASA*,§	8,339
Shares		Value (Note 1)
	Norway (Continued)
2,299	Austevoll Seafood ASA§	$23,512
11,411	B2Holding ASA*,§	9,873
438	Bakkafrost P/F*,§	31,283
480	Bonheur ASA§	13,547
1,580	Borregaard ASA§	26,141
1,094	BW Energy, Ltd.*,§	3,521
6,229	BW LPG, Ltd.#,§	42,759
5,362	BW Offshore, Ltd.§	23,301
4,966	DNB ASA*,§	97,775
12,792	DNO ASA*,§	10,212
1,270	Entra ASA#,†,§	28,804
12,646	Equinor ASA§	209,830
4,440	Europris ASA#,§	26,477
1,329	FLEX LNG, Ltd.§	11,646
768	Grieg Seafood ASA†,§	7,612
2,876	Hoegh LNG Holdings, Ltd.§	5,136
3,161	Mowi ASA§	70,403
13,327	Norsk Hydro ASA§	61,489
1,595	Norwegian Finans Holding ASA*,§	13,511
5,186	Odfjell Drilling, Ltd.*,§	10,364
2,546	Orkla ASA§	25,831
10,139	PGS ASA*,§	6,112
397	Salmar ASA§	23,210
1,776	Sbanken ASA*,#,§	14,271
2,544	Scatec Solar ASA#,§	99,981
404	Schibsted ASA, Class B*,§	15,098
1,199	SpareBank 1 SR-Bank ASA*,§	12,754
4,353	Storebrand ASA*,§	32,587
2,103	Subsea 7 SA*,§	21,540
4,815	Telenor ASA§	81,545
1,294	TGS NOPEC Geophysical Co. ASA§	19,756
888	TOMRA Systems ASA§	43,759
1,273	Veidekke ASA§	16,373
518	Yara International ASA§	21,505
		1,188,788
	Portugal—0.1%
3,185	Altri SGPS SA†,§	20,086
2,841	CTT-Correios de Portugal SA*,§	8,115
6,510	Energias de Portugal SA§	41,022
932	EDP Renovaveis SA§	25,874
5,078	Galp Energia SGPS SA§	54,320
1,861	Jeronimo Martins SGPS SA§	31,472
5,953	Navigator Co. SA (The)*,§	18,174

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Portugal (Continued)
3,482	NOS SGPS SA§	$12,198
10,709	REN—Redes Energeticas Nacionais SGPS SA§	31,002
20,529	Sonae SGPS SA§	16,595
		258,858
	Singapore—0.5%
35,700	Accordia Golf Trust§	575
23,500	Ascendas India Trust§	24,530
14,400	CapitaLand, Ltd.§	35,693
3,400	City Developments, Ltd.§	20,516
23,400	ComfortDelGro Corp., Ltd.§	29,597
3,900	Dairy Farm International Holdings, Ltd.§	16,250
9,260	DBS Group Holdings, Ltd.§	175,152
18,300	First Resources, Ltd.§	17,704
132,400	Golden Agri-Resources, Ltd.§	15,908
11,200	GuocoLand, Ltd.§	12,958
1,300	Haw Par Corp., Ltd.§	10,537
5,500	Hongkong Land Holdings, Ltd.§	22,721
1,000	Jardine Cycle & Carriage, Ltd.§	14,774
4,800	Keppel Corp., Ltd.§	19,513
57,577	Keppel Infrastructure Trust§	23,733
14,800	NetLink NBN Trust§	10,810
20,861	Oversea-Chinese Banking Corp., Ltd.§	158,600
3,200	SATS, Ltd.*,†,§	9,620
10,100	Sembcorp Industries, Ltd.§	13,080
160,601	Sembcorp Marine, Ltd.*,†,§	17,325
13,999	Singapore Airlines, Ltd.*,§	45,248
4,000	Singapore Exchange, Ltd.§	28,153
32,900	Singapore Post, Ltd.§	17,568
33,100	Singapore Press Holdings, Ltd.†,§	28,373
8,200	Singapore Technologies Engineering, Ltd.§	23,675
9,400	United Overseas Bank, Ltd.§	160,476
6,300	UOL Group, Ltd.§	36,835
1,800	Venture Corp., Ltd.§	26,557
6,700	Wilmar International, Ltd.§	23,592
15,000	Wing Tai Holdings, Ltd.§	22,160
29,500	Yangzijiang Shipbuilding Holdings, Ltd.§	21,337
		1,083,570
Shares		Value (Note 1)
	Spain—1.5%
229	Acciona SA†,§	$32,827
2,154	Acerinox SA§	23,794
3,120	ACS Actividades de Construccion y Servicios SA§	103,587
723	Aena SME SA*,#,§	126,248
3,239	Amadeus IT Group SA§	234,496
4,833	Applus Services SA*,§	53,302
10,337	Banco Bilbao Vizcaya Argentaria SA§	50,673
11,316	Banco Bilbao Vizcaya Argentaria SA, SP ADR†	55,901
71,163	Banco de Sabadell SA§	31,330
116,729	Banco Santander SA*,§	362,429
6,635	Bankia SA§	11,760
5,075	Bankinter SA§	27,462
13,771	CaixaBank SA§	35,388
730	Cellnex Telecom SA#,§	43,825
796	Cia de Distribucion Integral Logista Holdings SA§	15,432
861	CIE Automotive SA†,§	23,226
318	Construcciones y Auxiliar de Ferrocarriles SA*,†,§	15,257
535	Ebro Foods SA§	12,384
3,909	Enagas SA§	85,835
1,943	Endesa SA†,§	53,275
4,660	Ercros SA§	12,244
1,575	Euskaltel SA#,§	16,830
3,810	Faes Farma SA§	16,227
1,149	Ferrovial SA§	31,750
4,339	Global Dominion Access SA*,#,§	19,937
2,653	Grifols SA†,§	77,450
364	Grupo Catalana Occidente SA§	12,969
49,880	Iberdrola SA§	713,361
4,293	Indra Sistemas SA*,†,§	36,647
6,499	Industria de Diseno Textil SA§	206,941
21,228	Liberbank SA*,§	6,545
7,728	Mapfre SA§	15,122
1,581	Mediaset Espana Comunicacion SA*,§	8,272
4,190	Melia Hotels International SA*,†,§	29,167
2,330	Naturgy Energy Group SA§	54,374
2,459	Prosegur Cia de Seguridad SA§	7,328
3,850	Red Electrica Corp. SA§	79,160
3,618	Repsol SA†,§	36,473
9,839	Sacyr SA§	24,217

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Spain (Continued)
826	Siemens Gamesa Renewable Energy SA§	$33,532
42,738	Telefonica SA†,§	170,873
2,374	Telefonica SA*,§	9,413
3,839	Tubacex SA*,§	6,429
8,173	Unicaja Banco SA*,#,†,§	7,147
172	Vidrala SA§	19,967
582	Viscofan SA†,§	41,340
1,480	Zardoya Otis SA§	10,348
		3,102,494
	Sweden—2.1%
984	AAK AB§	19,844
1,552	AcadeMedia AB#,†,§	16,029
1,720	Adapteo Oyj*,§	19,846
1,041	AddNode Group AB*,§	36,156
2,288	AddTech AB Class B§	30,293
1,023	AF Poyry AB*,§	31,284
1,926	Alfa Laval AB*,§	52,932
933	Alimak Group AB#,§	14,850
556	Annehem Fastigheter AB, Class B*	2,139
5,483	Arjo AB, Class B§	41,868
2,763	Assa Abloy AB, Class B§	67,960
5,277	Atlas Copco AB, Class A§	269,870
996	Atlas Copco AB, Class B§	44,747
3,696	Attendo AB*,#,§	19,932
1,217	Avanza Bank Holding AB§	34,269
1,206	Axfood AB§	28,110
1,079	Beijer Alma AB†,§	17,173
2,259	Betsson AB*,§	20,227
1,218	Bilia AB, Class A*,§	15,002
1,635	BillerudKorsnas AB§	28,966
475	BioGaia AB, Class B§	31,002
981	Biotage AB*,§	16,603
2,318	Boliden AB§	82,029
1,253	Bonava AB, Class B*,§	11,980
1,482	Bravida Holding AB#,§	19,751
1,916	Bure Equity AB§	68,615
1,751	Castellum AB§	44,397
447	Catena AB§	20,927
7,868	Cloetta AB, Class B§	23,439
1,370	Coor Service Management Holding AB*,#,§	12,052
3,565	Dios Fastigheter AB§	33,270
2,657	Dometic Group AB*,#,§	35,153
Shares		Value (Note 1)
	Sweden (Continued)
2,421	Dustin Group AB#,§	$18,822
2,954	Electrolux AB, Series B§	68,663
6,341	Electrolux Professional AB, Class B*,§	35,998
1,639	Elekta AB, Class B§	21,995
5,178	Epiroc AB, Class A§	94,124
4,623	Essity AB, Class B§	148,571
659	Evolution Gaming Group AB#,§	66,814
1,567	Fabege AB§	24,622
2,158	Fagerhult AB*,§	11,930
367	Fastighets AB Balder, Class B*,§	19,174
2,139	Getinge AB, Class B§	49,927
1,494	Granges AB*,§	18,197
5,892	Hennes & Mauritz AB, Class B*,§	123,074
1,573	Hexpol AB§	16,811
3,175	Hoist Finance AB*,#,†,§	14,063
1,048	Holmen AB, Class B§	50,238
690	Hufvudstaden AB, Class A§	11,418
2,679	Husqvarna AB, Class B§	34,657
588	ICA Gruppen AB§	29,380
2,319	Indutrade AB*,§	49,715
631	Intrum AB†,§	16,402
3,518	Inwido AB*,§	51,306
1,080	JM AB§	38,121
16,366	Klovern AB, Class B†,§	30,918
1,219	KNOW IT AB*,§	46,143
1,646	Kungsleden AB§	18,019
5,226	Lagercrantz Group AB, Class B§	48,262
1,567	Lindab International AB§	32,441
981	Loomis AB§	26,952
801	Lundin Energy AB§	21,630
2,179	Mekonomen AB*,§	24,121
755	Millicom International Cellular SA, ADR*,§	29,690
1,742	Modern Times Group MTG AB, Class B*,§	31,228
3,170	Nobia AB*,§	25,361
1,697	Nobina AB*,#,§	14,174
502	Nolato AB, Class B*,§	50,759
2,599	Nordic Waterproofing Hold AB*,§	51,841
1,681	Nyfosa AB*,§	16,738
609	Pandox AB*,§	10,737
2,782	Peab AB, Class B*,§	30,298
1,578	Platzer Fastigheter Holding AB, Class B†,§	20,598

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Sweden (Continued)
4,394	Ratos AB, Class B§	$20,537
1,634	Recipharm AB, Class B*,§	43,680
5,625	Resurs Holding AB*,#,§	30,753
6,434	Samhallsbyggnadsbolaget i Norden AB†,§	22,396
5,773	Sandvik AB*,§	141,117
55,650	SAS AB*,§	12,382
2,495	Scandi Standard AB*,§	20,768
2,942	Securitas AB, Class B§	47,441
11,213	Skandinaviska Enskilda Banken AB, Class A*,§	115,106
1,322	Skanska AB, Class B§	33,666
3,291	SKF AB, Class B§	85,268
1,698	SkiStar AB*,§	21,945
7,778	SSAB AB, Class B*,§	24,818
2,726	Svenska Cellulosa AB SCA, Class B*,§	47,543
6,847	Svenska Handelsbanken AB, Class A*,§	68,701
6,163	Swedbank AB, Class A*,§	108,358
1,048	Swedish Match AB§	81,411
987	Swedish Orphan Biovitrum AB*,§	19,805
3,409	Tele2 AB, Class B§	45,060
12,901	Telefonaktiebolaget LM Ericsson, Class B§	152,995
17,123	Telia Co. AB§	70,857
458	Thule Group AB (The)*, #,§	17,118
1,377	Trelleborg AB, Class B*,§	30,629
1,704	Volvo AB, Class A*,§	40,441
14,105	Volvo AB, Class B*,§	331,923
811	Wallenstam AB, Class B§	12,869
1,004	Wihlborgs Fastigheter AB§	22,670
		4,424,904
	Switzerland—5.6%
10,661	ABB, Ltd., Registered§	298,202
2,213	Adecco Group AG, Registered§	148,387
2,917	Alcon, Inc.*,§	194,738
309	Allreal Holding AG, Registered§	71,013
137	ALSO Holding AG, Registered*,§	39,136
579	ams AG*,§	12,649
47	APG SGA SA*,§	10,495
1,914	Arbonia AG*,§	30,595
14,351	Aryzta AG*,†,§	11,038
590	Ascom Holding AG, Registered*,§	8,724
Shares		Value (Note 1)
	Switzerland (Continued)
119	Autoneum Holding AG*,†,§	$21,622
56	Bachem Holding AG, Registered Class B§	24,887
605	Baloise Holding AG, Registered§	108,051
440	Banque Cantonale Vaudoise, Registered§	47,846
13	Barry Callebaut AG, Registered§	30,880
7	Belimo Holding AG, Registered§	60,799
35	Bell Food Group AG, Registered§	9,411
76	Berner Kantonalbank AG, Registered§	19,575
301	BKW AG§	33,788
157	Bobst Group SA, Registered§	9,476
127	Bossard Holding AG, Registered§	25,643
85	Bucher Industries AG, Registered§	38,813
50	Burckhardt Compression Holding AG§	17,396
137	Burkhalter Holding AG§	10,231
456	Cembra Money Bank AG§	55,454
1	Chocoladefabriken Lindt & Spruengli AG, Registered§	99,931
1,569	Cie Financiere Richemont SA, Registered§	141,779
2,253	Clariant AG, Registered§	47,868
205	Coltene Holding AG, Registered*,§	19,913
40	Conzzeta AG, Registered§	49,224
5,213	Credit Suisse Group AG, Registered*,§	67,063
93	Daetwyler Holding AG§	27,057
514	DKSH Holding AG§	38,434
66	dormakaba Holding AG§	37,450
320	Dufry AG, Registered*,§	19,923
1,608	EFG International AG*,†,§	10,602
15	Emmi AG, Registered§	15,441
41	EMS-Chemie Holding AG, Registered§	39,551
456	Flughafen Zurich AG, Registered*,§	80,658
20	Forbo Holding AG, Registered§	34,347
5,107	GAM Holding AG*,§	12,476
223	Geberit AG, Registered§	139,526
50	Georg Fischer AG, Registered§	64,348
37	Givaudan SA, Registered§	155,854
566	Helvetia Holding AG, Registered§	59,978
136	Hiag Immobilien Holding AG*,§	16,831

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Switzerland (Continued)
298	Huber + Suhner AG, Registered§	$23,576
547	Implenia AG, Registered§	14,848
109	Ina Invest Holding AG*,§	2,403
36	Inficon Holding AG, Registered§	32,840
23	Interroll Holding AG, Registered§	69,997
1,729	Julius Baer Group, Ltd.§	100,151
80	Jungfraubahn Holding AG, Registered*,§	12,395
223	Kardex AG, Registered§	48,732
90	Komax Holding AG, Registered*,§	17,915
427	Kuehne + Nagel International AG, Registered§	96,797
2,019	LafargeHolcim, Ltd., Registered*,§	110,797
580	Landis+Gyr Group AG*,§	45,444
167	Liechtensteinische Landesbank AG§	9,903
765	Logitech International SA, Registered§	74,196
667	Logitech International SA, Registered†	64,826
517	Lonza Group AG, Registered§	332,051
63	Luzerner Kantonalbank AG, Registered*,†,§	28,530
1,480	Mobilezone Holding AG, Registered§	16,845
219	Mobimo Holding AG, Registered*,§	70,830
22,264	Nestle SA, Registered§	2,621,116
12,302	Novartis AG, Registered§	1,161,934
5,439	OC Oerlikon Corp. AG, Registered§	56,413
136	Orior AG§	11,581
108	Partners Group Holding AG§	126,154
699	PSP Swiss Property AG, Registered§	93,471
78	Rieter Holding AG, Registered§	8,481
201	Roche Holding AG§	70,358
4,932	Roche Holding AG§	1,720,814
140	Schindler Holding AG, Registered§	37,684
25	Schweiter Technologies AG§	41,337
123	SFS Group AG§	14,582
32	SGS SA, Registered§	96,469
97	Siegfried Holding AG, Registered*,§	71,334
910	Sika AG, Registered§	248,432
326	Sonova Holding AG, Registered*,§	83,926
Shares		Value (Note 1)
	Switzerland (Continued)
88	St. Galler Kantonalbank AG, Registered§	$41,319
52	Straumann Holding AG, Registered§	60,561
746	Sulzer AG, Registered§	77,957
76	Swatch Group AG (The)§	20,714
384	Swatch Group AG (The), Registered§	20,269
151	Swiss Life Holding AG, Registered*,§	70,291
1,182	Swiss Prime Site AG, Registered§	116,205
1,421	Swiss Re AG§	133,686
379	Swisscom AG, Registered§	204,163
247	Swissquote Group Holding SA, Registered§	24,000
493	Temenos AG, Registered§	68,791
276	u-blox Holding AG*,§	18,339
10,729	UBS Group AG, Registered*,§	150,060
94	Valora Holding AG, Registered*,§	18,450
228	VAT Group AG*, #,§	56,827
400	Vetropack Holding AG, Registered*,§	26,969
451	Vifor Pharma AG§	71,096
706	Vontobel Holding AG, Registered§	55,590
77	VP Bank AG, Registered§	9,737
934	Zurich Insurance Group AG§	395,867
		11,795,156
	United Kingdom—9.3%
6,126	3i Group Plc§	97,872
217	4imprint Group Plc*,§	7,640
917	Admiral Group Plc§	36,454
7,159	Aggreko Plc§	61,334
12,432	Alliance Pharma Plc§	14,889
8,094	Anglo American Plc§	269,589
5,917	Anglo Pacific Group Plc§	10,340
2,109	Antofagasta Plc†,§	41,571
4,535	Ascential Plc*,†,§	23,906
2,310	Ashmore Group Plc†,§	13,634
3,862	Ashtead Group Plc§	181,741
210	ASOS Plc*,§	13,760
1,721	Associated British Foods Plc*,§	53,321
7,627	AstraZeneca Plc§	762,006
2,395	AstraZeneca Plc, SP ADR†	119,726
8,970	Auto Trader Group Plc#,§	73,156

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	United Kingdom (Continued)
3,592	Avast Plc#,§	$26,423
28,447	Aviva Plc§	127,590
835	Avon Rubber Plc§	36,164
12,786	B&M European Value Retail SA§	90,293
5,299	Babcock International Group Plc*,§	20,357
19,453	BAE Systems Plc§	130,106
12,620	Balfour Beatty Plc*,†,§	46,686
617	Bank of Georgia Group Plc*,§	10,300
81,962	Barclays Plc*,§	164,498
4,700	Barratt Developments Plc*,§	43,118
3,269	Beazley Plc†,§	16,209
1,766	Bellway Plc§	71,470
735	Berkeley Group Holdings Plc (The)§	47,710
13,667	BHP Group Plc†,§	360,178
4,891	Biffa Plc*, #,§	15,284
1,176	Bodycote Plc†,§	12,073
8,370	boohoo Group Plc*,†,§	39,469
129,795	BP Plc§	447,113
8,187	Brewin Dolphin Holdings Plc†,§	34,363
8,878	British American Tobacco Plc§	330,217
589	British American Tobacco Plc, SP ADR	22,082
4,032	Britvic Plc§	44,794
82,890	BT Group Plc§	150,036
3,731	Bunzl Plc§	124,715
2,743	Burberry Group Plc*,§	67,188
4,834	Burford Capital, Ltd.†,§	47,032
3,640	C&C Group Plc*,§	11,332
13,077	Cairn Energy Plc*,†,§	37,624
40,000	Capita Plc*,§	21,469
7,460	Card Factory Plc*,§	4,362
993	Carnival Plc§	18,493
21,596	Centamin Plc§	36,157
6,675	Central Asia Metals Plc§	21,959
77,567	Centrica Plc*,§	49,480
2,609	Chesnara Plc§	10,636
33,167	Cineworld Group Plc†,§	28,754
577	Clarkson Plc§	21,315
2,322	Clinigen Group Plc§	21,433
2,800	Close Brothers Group Plc§	52,946
33,791	Coats Group Plc*,§	31,283
1,369	Coca-Cola HBC AG*,§	44,526
11,710	Compass Group Plc§	218,513
865	Computacenter Plc§	28,992
24,383	ConvaTec Group Plc#,§	66,219
Shares		Value (Note 1)
	United Kingdom (Continued)
3,254	Countryside Properties Plc#,§	$20,896
624	Cranswick Plc§	30,048
4,845	Crest Nicholson Holdings Plc*,§	21,630
1,039	Croda International Plc§	93,870
914	CVS Group Plc*,§	18,779
1,316	Daily Mail & General Trust Plc, Class A§	13,413
712	DCC Plc§	50,609
2,945	De La Rue Plc*,†,§	6,807
5,029	Devro Plc§	10,567
6,669	DFS Furniture Plc*,§	20,098
12,494	Diageo Plc§	493,777
2,860	Diploma Plc§	85,818
21,750	Direct Line Insurance Group Plc§	94,544
21,706	Dixons Carphone Plc*,§	34,574
3,416	Domino's Pizza Group Plc§	14,772
10,792	Drax Group Plc†,§	55,537
7,877	DS Smith Plc*,§	40,552
1,548	easyJet Plc†,§	17,659
8,196	Electrocomponents Plc§	97,655
13,055	Elementis Plc*,§	20,439
1,355	EMIS Group Plc§	20,046
70,446	EnQuest Plc*,†,§	10,805
2,921	Entain Plc*,§	45,341
4,422	Equiniti Group Plc*, #,§	6,681
5,759	Essentra Plc*,§	24,144
1,262	Euromoney Institutional Investor Plc†,§	18,280
3,432	Evraz Plc§	22,147
6,412	Experian Plc§	244,329
1,729	FDM Group Holdings Plc†,§	26,623
1,779	Ferguson Plc§	216,346
5,122	Ferrexpo Plc§	19,827
1,881	Fevertree Drinks Plc§	65,140
39,520	Firstgroup Plc*,§	39,443
5,744	Frasers Group Plc*,§	35,153
9,131	G4S Plc*,§	31,692
2,798	Galliford Try Holdings Plc*,§	4,729
563	Games Workshop Group Plc§	86,154
928	Gamesys Group Plc§	14,510
1,706	Gamma Communications Plc§	38,381
26,092	GlaxoSmithKline Plc§	478,085
3,080	GlaxoSmithKline Plc, SP ADR	113,344
81,942	Glencore Plc*,§	261,387
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	United Kingdom (Continued)
1,404	Go-Ahead Group Plc (The)*,§	$18,906
1,480	Grafton Group Plc*,§	18,681
3,970	Grainger Plc§	15,408
6,489	Greencore Group Plc§	10,254
2,159	Greggs Plc*,§	52,905
9,789	Gulf Keystone Petroleum, Ltd.*,§	16,394
4,549	Gym Group Plc (The)*, #,§	13,530
6,271	Halfords Group Plc§	22,885
1,732	Halma Plc§	58,034
1,823	Hargreaves Lansdown Plc§	38,058
25,710	Hays Plc*,§	50,317
1,995	Headlam Group Plc*,§	9,763
3,050	Helical Plc§	15,504
1,984	Hikma Pharmaceuticals Plc§	68,342
2,154	Hill & Smith Holdings Plc§	41,599
2,081	Hilton Food Group Plc§	31,724
1,266	Hiscox, Ltd.*,§	17,455
5,513	Hochschild Mining Plc†,§	15,719
3,986	Hollywood Bowl Group Plc§	11,155
2,726	HomeServe Plc§	38,241
14,041	Howden Joinery Group Plc*,§	132,589
61,234	HSBC Holdings Plc*,§	319,502
2,249	HSBC Holdings Plc, SP ADR*,†	58,272
3,532	Hunting Plc§	10,785
4,879	Ibstock Plc*, #,§	13,788
1,762	IG Group Holdings Plc§	20,779
4,894	IMI Plc§	78,367
8,898	Imperial Brands Plc§	186,959
3,234	Inchcape Plc*,§	28,489
14,920	Indivior Plc*,§	22,325
3,716	Informa Plc*,§	27,924
605	InterContinental Hotels Group Plc*,§	39,302
390	InterContinental Hotels Group Plc, ADR*	25,397
1,391	Intermediate Capital Group Plc§	32,870
10,061	International Consolidated Airlines Group SA§	22,019
4,161	International Personal Finance Plc*,§	4,608
1,064	Intertek Group Plc§	82,223
8,515	Investec Plc§	22,014
35,770	IP Group Plc*,§	48,518
25,901	ITV Plc*,§	37,863
Shares		Value (Note 1)
	United Kingdom (Continued)
4,101	IWG Plc*,§	$19,269
11,978	J. Sainsbury Plc§	36,952
2,074	J.D. Wetherspoon Plc*,§	31,683
1,083	James Fisher & Sons Plc§	14,039
1,809	James Halstead Plc§	12,053
5,549	JD Sports Fashion Plc*,§	65,374
1,084	JET2 Plc*,§	21,020
8,054	John Laing Group Plc#,§	36,589
1,637	John Menzies Plc*,†,§	5,881
10,403	John Wood Group Plc*,§	44,167
1,891	Johnson Matthey Plc§	62,780
7,194	Johnson Service Group Plc*,§	13,727
8,912	Jupiter Fund Management Plc§	34,215
239	Just Eat Takeaway.Com NV*, #,†,§	26,941
349	Just Eat Takeaway.com NV*, #,§	39,438
30,973	Just Group Plc*,§	29,737
2,164	Kainos Group Plc§	35,982
1,556	Keller Group Plc§	14,835
32,972	Kingfisher Plc*,§	122,008
1,402	Lancashire Holdings, Ltd.§	14,045
32,778	Legal & General Group Plc§	120,481
590	Liontrust Asset Management Plc§	10,562
430,679	Lloyds Banking Group Plc*,§	217,098
647	London Stock Exchange Group Plc§	79,752
9,625	M&G Plc§	26,072
26,048	Man Group Plc§	49,447
28,984	Marks & Spencer Group Plc*,§	54,127
1,885	Marshalls Plc*,§	19,318
18,395	Marston's Plc*,§	19,082
8,666	McCarthy & Stone Plc*, #,§	14,187
3,805	Mears Group Plc*,§	8,028
5,349	Mediclinic International Plc§	20,753
7,048	Meggitt Plc*,§	45,029
22,767	Melrose Industries Plc*,§	55,525
2,240	Micro Focus International Plc*,§	12,947
5,825	Mitchells & Butlers Plc*,§	19,261
24,076	Mitie Group Plc*,†,§	13,505
150	MJ Gleeson Plc*,§	1,596
4,012	Mondi Plc§	94,691
5,751	Moneysupermarket.com Group Plc§	20,506
7,506	Morgan Advanced Materials Plc§	31,948
1,378	Morgan Sindall Group Plc§	28,660
6,750	National Express Group Plc*,§	21,934
3,714	National Grid Plc§	44,236

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	United Kingdom (Continued)
1,752	National Grid Plc, SP ADR	$103,421
8,261	Natwest Group Plc*,§	19,106
900	Next Plc*,§	87,275
4,257	Ninety One Plc§	13,488
537	NMC Health Plc*,†,§	111
4,680	On the Beach Group Plc#,§	23,891
4,865	OSB Group Plc*	28,182
1,080	Oxford Instruments Plc*,§	29,278
8,188	Pagegroup Plc*,§	50,150
5,714	Paragon Banking Group Plc§	38,298
1,213	PayPoint Plc†,§	10,822
3,815	Pearson Plc†,§	35,337
41,805	Pendragon Plc*,§	7,450
6,124	Pennon Group Plc§	79,779
2,597	Persimmon Plc§	98,370
3,779	Petrofac, Ltd.*,†,§	7,138
14,508	Pets at Home Group Plc§	82,551
2,200	Phoenix Group Holdings Plc§	21,091
11,392	Photo-Me International Plc*,§	7,600
8,181	Playtech Plc*,§	45,049
2,561	Plus500, Ltd.§	50,801
2,857	Polypipe Group plc*,†,§	23,482
33,266	Premier Oil Plc*,†,§	8,934
6,783	Provident Financial Plc*,§	28,689
9,625	Prudential Plc§	177,661
4,468	QinetiQ Group Plc§	19,646
26,994	Quilter Plc#,§	56,758
351	Rathbone Brothers Plc§	7,398
1,747	Reckitt Benckiser Group Plc§	156,244
3,003	Redde Northgate Plc§	10,835
3,865	Redrow Plc*,§	30,289
10,683	RELX Plc§	262,769
3,910	RELX Plc, SP ADR†	96,421
2,776	Renew Holdings Plc§	21,188
214	Renishaw Plc*,§	16,855
18,010	Rentokil Initial Plc*,§	125,596
787	Rhi Magnesita NV§	37,769
10,927	Rightmove Plc*,§	97,307
7,931	Rio Tinto Plc§	593,428
25,358	Rolls-Royce Holdings Plc*,§	38,607
13,857	Rotork Plc§	60,641
8,858	Royal Dutch Shell Plc, ADR, Class B	297,717
41,803	Royal Dutch Shell Plc, Class B§	720,195
9,433	Royal Mail Plc*,§	43,598
4,095	RSA Insurance Group Plc§	38,143
Shares		Value (Note 1)
	United Kingdom (Continued)
3,036	Sabre Insurance Group Plc#,§	$11,536
948	Saga Plc*,†,§	3,316
8,113	Sage Group Plc (The)§	64,622
5,321	Savills Plc*,†,§	69,092
508	Schroders Plc§	23,203
5,266	Senior Plc*,§	6,430
11,630	Severfield Plc§	11,110
2,120	Severn Trent Plc§	66,398
9,302	SIG Plc*,†,§	4,009
5,193	Signature Aviation Plc*,§	27,310
4,652	Smith & Nephew Plc§	97,143
2,936	Smiths Group Plc§	60,766
1,263	Spectris Plc§	48,716
12,936	Speedy Hire Plc*,§	12,598
525	Spirax-Sarco Engineering Plc§	81,142
7,170	Spire Healthcare Group Plc#,§	15,322
10,386	Spirent Communications Plc§	37,425
14,775	SSE Plc§	304,529
5,335	SSP Group Plc†,§	24,228
3,870	St. James's Place Plc§	60,041
4,286	St. Modwen Properties Plc§	23,285
5,772	Stagecoach Group Plc§	5,843
20,666	Standard Chartered Plc*,§	132,517
7,141	Standard Life Aberdeen Plc§	27,681
4,177	SThree Plc*,§	17,039
6,935	Stobart Group, Ltd.*,†,§	2,469
7,781	Stock Spirits Group Plc§	28,606
8,653	Synthomer Plc§	53,240
8,202	TalkTalk Telecom Group Plc§	11,040
6,411	Tate & Lyle Plc§	59,180
19,770	Taylor Wimpey Plc*,§	44,947
978	Telecom Plus Plc§	19,147
65,167	Tesco Plc†,§	205,742
5,954	TI Fluid Systems Plc*, #,†,§	19,911
11,956	TP ICAP Plc§	39,089
5,006	Travis Perkins Plc*,§	92,361
1,888	TUI AG†,§	11,853
42,736	Tullow Oil Plc*,†,§	17,128
4,191	Tyman Plc*,§	20,018
7,733	U & I Group Plc§	6,524
1,424	Ultra Electronics Holdings Plc§	40,372
8,051	Unilever Plc§	484,649
9,584	Unilever Plc	580,322
7,319	United Utilities Group Plc§	90,021
2,533	Urban & Civic Plc§	11,917

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	United Kingdom (Continued)
20,856	Vectura Group Plc*,§	$35,824
5,245	Vesuvius Plc§	38,507
1,157	Victrex Plc§	37,153
13,688	Virgin Money UK Plc*,§	25,568
6,329	Vistry Group Plc*,§	80,365
386	Vitec Group Plc (The)*,†,§	4,840
207,108	Vodafone Group Plc§	340,824
6,400	Volution Group Plc*,§	24,423
5,138	Watkin Jones Plc§	12,867
3,058	Weir Group Plc (The)*,§	83,295
1,764	WH Smith Plc†,§	36,464
762	Whitbread Plc*,§	32,331
30,704	William Hill Plc*,§	113,312
Shares		Value (Note 1)
	United Kingdom (Continued)
28,949	Wm Morrison Supermarkets Plc§	$70,221
13,599	WPP Plc§	147,754
510	XP Power, Ltd.§	32,809
		19,585,230
	TOTAL COMMON STOCKS (Cost $119,837,759)	143,399,117
	AFFILIATED INVESTMENT COMPANY—30.6%
	United States—30.6%
2,641,819	DFA Emerging Markets Core Equity Portfolio, Class I‡‡ (Cost $51,471,653)	64,116,944
		Expiration Date
	WARRANTS—0.0%
	France—0.0%
889	Technicolor SA*,†	09/22/2024	282
	Switzerland—0.0%
3,138	Cie Financiere Richemont SA*	11/22/2023	815
	TOTAL WARRANTS (Cost $0)		1,097
	RIGHTS—0.0%
	Spain—0.0%
3,618	Repsol SA*,†	01/26/2021	1,241
3,810	Faes Farma SA*,§	01/25/2021	772
	TOTAL RIGHTS (Cost $2,044)		2,013
	PREFERRED STOCKS—0.3%
	Germany—0.3%
462	Bayerische Motoren Werke AG, 4.52%§		31,157
387	Draegerwerk AG & Co. KGaA, 0.30%§		29,719
1,051	FUCHS PETROLUB SE, 2.07%§		59,661
683	Henkel AG & Co. KGaA, 2.01%§		76,963
949	Jungheinrich AG, 1.30%§		42,375
717	Porsche Automobil Holding SE, 3.96%§		49,422
422	Sartorius AG, 0.10%§		176,878
252	Sixt SE, 0.08%§		17,677
173	STO SE & Co. KGaA, 0.00%§		27,352
1,012	Volkswagen AG, 3.35%§		188,546
			699,750
	TOTAL PREFERRED STOCK (Cost $508,549)		699,750

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		7-Day Yield	Value (Note 1
	SHORT-TERM INVESTMENTS—1.4%
2,877,797	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $2,877,797)††	0.090%	$2,877,797
	TOTAL INVESTMENTS, AT VALUE—100.6% (Cost $174,697,802)		211,096,718
	Liabilities in Excess of Other Assets—(0.6)%		(1,170,276)
	NET ASSETS—100.0%		$209,926,442

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security.

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of securities exempt from registration under Rule 144A of the Securities Act of 1933 at December 31, 2020, amounts to approximately $2,752,005, and represents 1.31% of net assets.

†  Denotes all or a portion of security on loan. As of December 31, 2020, the market value of the securities on loan was $8,317,715 (Note 1).

‡‡  Affiliated issuer. Assets with a total aggregate market value of $64,116,944, or 30.6% of net assets, were affiliated with the Fund as of December 31, 2020 (Note 2).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $5,951,486.

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. Fair value is based on a fair value factor being applied to quoted market prices for the foreign securities based on the pre-determined threshold. As of December 31, 2020, the total value of the fair valued securities was $128,058,318.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

At December 31, 2020, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Mutual Funds	30.6%
Banks	5.1%
Pharmaceuticals	3.6%
Metals and Mining	3.5%
Machinery	2.8%
Chemicals	2.6%
Oil, Gas and Consumable Fuels	2.6%
Insurance	2.5%
Food Products	2.3%
Automobiles	2.2%
Capital Markets	1.7%
Real Estate Management and Development	1.6%
Semiconductors and Semiconductor Equipment	1.6%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.4%
Household Durables	1.4%
IT Services	1.4%
Textiles, Apparel and Luxury Goods	1.4%
Electronic Equipment, Instruments & Components	1.3%
Food and Staples Retailing	1.3%
Health Care Equipment and Supplies	1.3%
Auto Components	1.2%
Professional Services	1.2%
Trading Companies and Distributors	1.2%
Beverages	1.1%
Construction and Engineering	1.1%
Specialty Retail	1.1%
Electrical Equipment	1.0%
Hotels, Restaurants & Leisure	1.0%
Personal Products	1.0%
Road and Rail	1.0%
Wireless Telecommunication Services	1.0%
Building Products	0.9%
Aerospace & Defense	0.7%
Commercial Services & Supplies	0.7%
Media	0.7%
Software	0.7%
Multi-Utilities	0.6%
Air Freight and Logistics	0.5%
Biotechnology	0.5%
Construction Materials	0.5%
Entertainment	0.5%

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Health Care Providers and Services	0.5%
Industrial Conglomerates	0.5%
Multiline Retail	0.5%
Paper and Forest Products	0.5%
Diversified Financial Services	0.4%
Life Sciences Tools and Services	0.4%
Tobacco	0.4%
Containers and Packaging	0.3%
Gas Utilities	0.3%
Household Products	0.3%
Independent Power and Renewable Electricity Producers	0.3%
Interactive Media & Services	0.3%
Leisure Equipment and Products	0.3%
Marine	0.3%
Transportation Infrastructure	0.3%
Airlines	0.2%
Consumer Finance	0.2%
Energy Equipment and Services	0.2%
Health Care Technology	0.2%
Internet and Catalog Retail	0.2%
Technology Hardware, Storage & Peripherals	0.2%
Communications Equipment	0.1%
Distributors	0.1%
Diversified Consumer Services	0.1%
Thrifts and Mortgage Finance	0.1%
Water Utilities	0.1%
Short-Term Investments	1.4%
Total	100.6%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2020

Shares		Value (Note 1)
	COMMON STOCKS—99.5%
	Beverages—2.5%
64,650	Monster Beverage Corp.*	$5,978,832
	Biotechnology—1.7%
41,200	Neurocrine Biosciences, Inc.*	3,949,020
	Health Care Equipment and Supplies—1.4%
95,300	Boston Scientific Corp.*	3,426,035
	Health Care Providers and Services—2.2%
14,750	UnitedHealth Group, Inc.	5,172,530
	Insurance—3.0%
33,150	Aon Plc, Class A	7,003,600
	Interactive Media & Services—16.7%
9,940	Alphabet, Inc., Class A*	17,421,242
40,600	Facebook, Inc., Class A*	11,090,296
152,600	Tencent Holdings, Ltd., ADR	10,970,414
		39,481,952
	Internet and Catalog Retail—14.9%
56,000	Alibaba Group Holding, Ltd., SP ADR*	13,032,880
4,955	Amazon.com, Inc.*	16,138,088
67,500	JD.com, Inc., ADR*	5,933,250
		35,104,218
Shares		Value (Note 1)
	IT Services—25.0%
32,600	Automatic Data Processing, Inc.	$5,744,120
21,600	EPAM Systems, Inc.*	7,740,360
35,550	Global Payments, Inc.	7,658,181
65,500	GoDaddy, Inc., Class A*	5,433,225
20,450	Mastercard, Inc., Class A	7,299,423
76,100	PayPal Holdings, Inc.*	17,822,620
33,200	Visa, Inc., Class A	7,261,836
		58,959,765
	Media—3.6%
1,324,450	Sirius XM Holdings, Inc.†	8,436,746
	Pharmaceuticals—2.4%
33,750	Zoetis, Inc.	5,585,625
	Software—23.5%
38,640	Adobe, Inc.*	19,324,637
22,800	Fortinet, Inc.*	3,386,484
29,400	Intuit, Inc.	11,167,590
97,164	Microsoft Corp.	21,611,217
		55,489,928
	Specialty Retail—2.6%
23,500	Burlington Stores, Inc.*	6,146,425
	TOTAL COMMON STOCKS (Cost $119,178,031)	234,734,676
		7-Day Yield
	SHORT-TERM INVESTMENTS—0.0%
169	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $169)††	0.09%	169
	TOTAL INVESTMENTS, AT VALUE—99.5% (Cost $119,178,200)		234,734,845
	Other Assets in Excess of Liabilities—0.5%		1,287,294
	NET ASSETS—100.0%		$236,022,139

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2020, the market value of the securities on loan was $7,171,231 (Note 1)

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $7,439,340.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

At December 31, 2020, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	48.5%
Communication Services	20.3%
Consumer Discretionary	17.5%
Health Care	7.7%
Financials	3.0%
Consumer Staples	2.5%
Short-Term Investments	0.0%
Total	99.5%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2020

Shares		Value (Note 1)
	COMMON STOCKS—97.5%
	Aerospace & Defense—1.3%
73,825	Kratos Defense & Security Solutions, Inc.*	$2,025,020
19,312	Parsons Corp.*	703,150
		2,728,170
	Airlines—2.9%
14,819	Alaska Air Group, Inc.	770,588
54,062	Azul SA, ADR*	1,233,695
273,499	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	3,396,858
56,793	JetBlue Airways Corp.*	825,770
		6,226,911
	Auto Components—4.2%
34,311	BorgWarner, Inc.	1,325,777
191,103	Dana, Inc.*	3,730,331
3,513	LCI Industries	455,566
44,149	Modine Manufacturing Co.*	554,511
74,621	Stoneridge, Inc.*	2,255,793
31,433	Veoneer, Inc.*,†	669,523
		8,991,501
	Banks—4.0%
112,741	Bancorp, Inc. (The)*	1,538,915
21,641	BankUnited, Inc.	752,674
149,183	First BanCorp	1,375,467
20,750	Pinnacle Financial Partners, Inc.	1,336,300
27,400	Popular, Inc.	1,543,168
28,745	Webster Financial Corp.	1,211,602
13,704	Wintrust Financial Corp.	837,177
		8,595,303
	Beverages—0.3%
13,823	MGP Ingredients, Inc.	650,510
	Biotechnology—2.1%
14,706	ACADIA Pharmaceuticals, Inc.*	786,183
7,443	BioMarin Pharmaceutical, Inc.*	652,677
7,935	Exact Sciences Corp.*	1,051,308
70,101	Karyopharm Therapeutics, Inc.*	1,085,164
23,830	Sangamo Therapeutics, Inc.*	371,867
3,822	United Therapeutics Corp.*	580,141
		4,527,340
Shares		Value (Note 1)
	Building Products—2.3%
4,249	American Woodmark Corp.*	$398,768
29,369	Builders FirstSource, Inc.*	1,198,549
38,690	Trex Co., Inc.*	3,239,127
		4,836,444
	Capital Markets—3.5%
23,341	Artisan Partners Asset Management, Inc., Class A	1,174,986
32,805	Carlyle Group, Inc. (The)†	1,031,389
11,120	Evercore Inc., Class A	1,219,197
23,502	LPL Financial Holdings, Inc.	2,449,378
2,934	PJT Partners, Inc., Class A	220,783
14,192	Raymond James Financial, Inc.	1,357,749
		7,453,482
	Chemicals—4.2%
16,702	Albemarle Corp.	2,463,879
29,233	FMC Corp.	3,359,749
27,972	Huntsman Corp.	703,216
51,534	Livent Corp.*,†	970,900
102,930	Tronox Holdings PLC, Class A*	1,504,837
		9,002,581
	Commercial Services & Supplies—1.6%
129,361	Covanta Holding Corp.	1,698,510
123,406	Interface, Inc.	1,295,763
25,630	KAR Auction Services, Inc.	476,974
		3,471,247
	Construction and Engineering—5.3%
27,390	AECOM*	1,363,474
69,806	Granite Construction, Inc.	1,864,518
33,877	MasTec, Inc.*	2,309,734
26,603	Quanta Services, Inc.	1,915,948
294,568	Tutor Perini Corp.*	3,814,656
		11,268,330
	Construction Materials—1.3%
13,752	Eagle Materials, Inc.	1,393,765
4,679	Martin Marietta Materials, Inc.	1,328,696
		2,722,461
	Consumer Finance—1.0%
19,568	Green Dot Corp., Class A*	1,091,894
28,560	PRA Group, Inc.*	1,132,690
		2,224,584

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Containers and Packaging—0.3%
34,472	Graphic Packaging Holding Co.	$583,956
	Diversified Consumer Services—1.7%
52,116	Adtalem Global Education, Inc.*	1,769,338
147,874	Perdoceo Education Corp.*	1,867,649
		3,636,987
	Diversified Telecommunication Services—0.5%
18,816	Cogent Communications Holdings, Inc.	1,126,514
	Electrical Equipment—0.8%
13,809	Encore Wire Corp.	836,411
10,279	EnerSys	853,774
		1,690,185
	Electronic Equipment, Instruments & Components—4.9%
13,340	Fabrinet*	1,035,051
120,686	Flex, Ltd.*	2,169,934
26,412	FLIR Systems, Inc.	1,157,638
9,530	II-VI, Inc.*	723,899
7,844	Insight Enterprises, Inc.*	596,850
5,309	Itron, Inc.*	509,133
52,927	Jabil, Inc.	2,250,985
13,849	Rogers Corp.*	2,150,611
		10,594,101
	Entertainment—0.4%
89,126	Lions Gate Entertainment Corp., Class B*	925,128
	Equity Real Estate Investment Trusts (REITs)—1.6%
65,753	Corporate Office Properties Trust, REIT	1,714,838
23,583	NETSTREIT Corp.	459,633
69,896	SITE Centers Corp.	707,348
19,373	STAG Industrial, Inc.†	606,762
		3,488,581
	Food Products—1.1%
41,500	Darling Ingredients, Inc.*	2,393,720
Shares		Value (Note 1)
	Health Care Equipment and Supplies—6.2%
1,700	ABIOMED, Inc.*	$551,140
27,051	Cardiovascular Systems, Inc.*	1,183,752
8,496	Cooper Cos., Inc. (The)	3,086,767
2,636	DexCom, Inc.*	974,582
15,051	Insulet Corp.*	3,847,487
10,528	Merit Medical Systems, Inc.*	584,409
58,542	SmileDirectClub, Inc.*,†	698,991
4,663	STERIS PLC	883,825
14,988	Tandem Diabetes Care, Inc.*	1,434,052
		13,245,005
	Health Care Providers and Services—1.0%
44,464	Acadia Healthcare Co., Inc.*	2,234,761
	Hotels, Restaurants & Leisure—2.9%
26,751	Boyd Gaming Corp.*	1,148,153
44,261	Caesars Entertainment, Inc.*	3,287,264
21,493	Planet Fitness, Inc., Class A*	1,668,502
		6,103,919
	Household Durables—1.8%
30,527	Century Communities, Inc.*	1,336,472
10,041	LGI Homes, Inc.*	1,062,840
29,222	Universal Electronics, Inc.*	1,532,986
		3,932,298
	Insurance—2.9%
21,396	Argo Group International Holdings, Ltd.	935,005
5,687	Everest Re Group, Ltd.	1,331,270
11,914	Fidelity National Financial, Inc.	465,718
19,063	James River Group Holdings, Ltd.	936,947
9,465	Trupanion, Inc.*	1,133,055
20,539	WR Berkley Corp.	1,364,200
		6,166,195
	IT Services—4.0%
12,998	Alliance Data Systems Corp.	963,152
158,336	Brightcove, Inc.*	2,913,382
99,512	KBR, Inc.	3,077,906
6,503	Perficient, Inc.*	309,868
6,177	WEX, Inc.*	1,257,205
		8,521,513

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Leisure Equipment and Products—0.5%
58,040	Mattel, Inc.*,†	$1,012,798
	Life Sciences Tools and Services—0.9%
18,898	Luminex Corp.	436,922
22,070	QIAGEN NV*,†	1,166,399
8,230	Quanterix Corp.*	382,695
		1,986,016
	Machinery—1.0%
76,404	Meritor, Inc.*	2,132,436
	Marine—0.3%
13,193	Kirby Corp.*	683,793
	Media—1.1%
16,713	Cardlytics, Inc.*,†	2,386,115
	Metals and Mining—4.2%
23,796	Agnico-Eagle Mines, Ltd.	1,677,856
123,689	Alamos Gold, Inc., Class A	1,082,279
48,850	Allegheny Technologies, Inc.*	819,214
21,558	Carpenter Technology Corp.	627,769
265,265	Ferroglobe Plc—ENT*,§	—
138,673	Pan American Silver Corp.	4,785,605
		8,992,723
	Oil, Gas and Consumable Fuels—1.7%
161,925	Euronav SA*,†	1,295,400
25,336	Golar LNG, Ltd.	244,239
135,760	Navigator Holdings, Ltd.*	1,486,572
67,418	WPX Energy, Inc.*	549,457
		3,575,668
	Pharmaceuticals—1.2%
59,900	Aerie Pharmaceuticals, Inc.*	809,249
30,749	Pacira BioSciences, Inc.*	1,840,020
		2,649,269
	Professional Services—0.2%
12,302	Upwork, Inc.*	424,665
	Road and Rail—0.8%
39,764	Knight-Swift Transportation Holdings, Inc.	1,662,930
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment—11.0%
43,537	Cree, Inc.*	$4,610,568
71,439	MACOM Technology Solutions Holdings, Inc.*,†	3,932,003
44,930	Marvell Technology Group, Ltd.	2,135,972
6,771	MKS Instruments, Inc.	1,018,697
6,763	Monolithic Power Systems, Inc.	2,476,814
17,505	Qorvo, Inc.*	2,910,556
35,460	Semtech Corp.*	2,556,311
7,974	Silicon Laboratories, Inc.*	1,015,409
17,215	Ultra Clean Holdings, Inc.*	536,247
10,391	Universal Display Corp.	2,387,852
		23,580,429
	Software—6.5%
61,305	2U, Inc.*,†	2,452,813
94,169	Benefitfocus, Inc.*	1,363,567
5,905	fuboTV, Inc.*,†	165,340
21,835	Medallia, Inc.*,†	725,359
21,212	Model N, Inc.*	756,844
7,140	New Relic, Inc.*	466,956
80,634	Nuance Communications, Inc.*	3,555,153
3,602	Pegasystems, Inc.	480,003
22,822	SS&C Technologies Holdings, Inc.	1,660,300
7,855	Workiva, Inc.*	719,675
80,610	Xperi Holding Corp.	1,684,749
		14,030,759
	Specialty Retail—0.6%
13,689	Floor & Decor Holdings, Inc., Class A*	1,271,024
	Technology Hardware, Storage & Peripherals—0.3%
15,166	NCR Corp.*	569,787
	Trading Companies and Distributors—3.1%
31,616	Beacon Roofing Supply, Inc.*	1,270,647
60,220	BMC Stock Holdings, Inc.*	3,232,610
151,691	MRC Global, Inc.*	1,005,711
14,338	WESCO International, Inc.*	1,125,533
		6,634,501
	TOTAL COMMON STOCKS (Cost $124,975,944)	208,934,640

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Expiration Date	Value (Note 1)
	RIGHTS—0.3%
815,348	Pan American Silver Corp., CVR*,† (Cost $198,908)	02/22/2029	$672,662
		7-Day Yield
	SHORT-TERM INVESTMENTS—1.2%
2,465,614	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $2,465,614)††	0.090%	2,465,614
	TOTAL INVESTMENTS, AT VALUE—99.0% (Cost $127,640,466)		212,072,916
	Other Assets in Excess of Liabilities—1.0%		2,218,071
	NET ASSETS—100.0%		$214,290,987

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

CVR—Contingent Voting Rights

ENT—Entitlement

REIT—Real Estate Investment Trust

*  Non-income producing security

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. As of December 31, 2020, the total value of the fair valued securities was $0.

†  Denotes all or a portion of security on loan. As of December 31, 2020, the market value of the securities on loan was $8,961,082 (Note 1)

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $6,784,514.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

At December 31, 2020, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	26.7%
Industrials	19.5%
Consumer Discretionary	11.6%
Health Care	11.5%
Financials	11.4%
Materials	10.3%
Communication Services	2.1%
Energy	1.7%
Real Estate	1.6%
Consumer Staples	1.4%
Short-Term Investments	1.2%
Total	99.0%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2020

Shares		Value (Note 1)
	COMMON STOCKS—98.3%
	Aerospace & Defense—0.7%
700	BWX Technologies, Inc.	$42,196
3,400	General Dynamics Corp.	505,988
3,000	Textron, Inc.	144,990
		693,174
	Air Freight and Logistics—1.4%
8,100	United Parcel Service, Inc., Class B	1,364,040
	Auto Components—0.2%
2,700	Gentex Corp.	91,611
700	Lear Corp.	111,321
		202,932
	Automobiles—1.3%
51,800	Ford Motor Co.	455,322
18,900	General Motors Co.	786,996
		1,242,318
	Banks—11.9%
116,100	Bank of America Corp.	3,518,991
5,600	Citizens Financial Group, Inc.	200,256
1,800	Comerica, Inc.	100,548
1,365	Commerce Bancshares, Inc.	89,680
700	Cullen/Frost Bankers, Inc.	61,061
1,800	East West Bancorp, Inc.	91,278
9,400	Fifth Third Bancorp	259,158
11,600	Huntington Bancshares, Inc.	146,508
36,500	JPMorgan Chase & Co.	4,638,055
12,900	KeyCorp	211,689
5,600	PNC Financial Services Group, Inc. (The)	834,400
12,700	Regions Financial Corp.	204,724
700	Signature Bank	94,703
700	SVB Financial Group*	271,481
17,289	U.S. Bancorp	805,495
2,100	Zions Bancorp NA	91,224
		11,619,251
	Biotechnology—2.6%
2,400	Alexion Pharmaceuticals, Inc.*	374,976
6,900	Amgen, Inc.	1,586,448
1,200	Regeneron Pharmaceuticals, Inc.*	579,732
		2,541,156
Shares		Value (Note 1)
	Building Products—1.0%
700	Allegion Plc	$81,466
1,600	Fortune Brands Home & Security, Inc.	137,152
9,600	Johnson Controls International Plc	447,264
3,500	Masco Corp.	192,255
1,400	Owens Corning	106,064
		964,201
	Capital Markets—5.0%
1,500	Ameriprise Financial, Inc.	291,495
11,700	Bank of New York Mellon Corp. (The)	496,548
1,800	BlackRock, Inc.	1,298,772
4,100	Goldman Sachs Group, Inc. (The)	1,081,211
1,000	LPL Financial Holdings, Inc.	104,220
2,100	Nasdaq, Inc.	278,754
2,700	Northern Trust Corp.	251,478
1,800	Raymond James Financial, Inc.	172,206
1,900	SEI Investments Co.	109,193
4,700	State Street Corp.	342,066
2,900	T. Rowe Price Group, Inc.	439,031
		4,864,974
	Chemicals—1.5%
1,200	Albemarle Corp.	177,024
1,500	Celanese Corp.	194,910
4,800	Corteva, Inc.	185,856
1,600	Eastman Chemical Co.	160,448
1,700	FMC Corp.	195,381
2,300	Huntsman Corp.	57,822
4,400	LyondellBasell Industries NV, Class A	403,304
5,000	Mosaic Co. (The)	115,050
		1,489,795
	Communications Equipment—2.4%
2,000	Ciena Corp.*	105,700
48,200	Cisco Systems, Inc.	2,156,950
3,900	Juniper Networks, Inc.	87,789
		2,350,439
	Construction and Engineering—0.1%
1,800	Quanta Services, Inc.	129,636

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Consumer Finance—1.3%
5,000	Ally Financial, Inc.	$178,300
6,000	Capital One Financial Corp.	593,100
2,400	Discover Financial Services	217,272
7,700	Synchrony Financial	267,267
		1,255,939
	Containers and Packaging—1.2%
20,700	Amcor Plc	243,639
900	Avery Dennison Corp.	139,599
1,500	Berry Global Group, Inc.*	84,285
1,700	Crown Holdings, Inc.*	170,340
5,200	International Paper Co.	258,544
1,200	Packaging Corp. of America	165,492
2,000	Sealed Air Corp.	91,580
1,100	Sonoco Products Co.	65,175
		1,218,654
	Distributors—0.3%
1,900	Genuine Parts Co.	190,817
4,000	LKQ Corp.*	140,960
		331,777
	Diversified Consumer Services—0.1%
2,300	Service Corp. International	112,930
	Diversified Financial Services—0.3%
5,900	Equitable Holdings, Inc.	150,981
3,600	Jefferies Financial Group, Inc.	88,560
1,700	Voya Financial, Inc.	99,977
		339,518
	Diversified Telecommunication Services—2.9%
48,400	Verizon Communications, Inc.	2,843,500
	Electric Utilities—0.9%
12,900	Exelon Corp.	544,638
3,300	NRG Energy, Inc.	123,915
2,200	OGE Energy Corp.	70,092
1,900	Pinnacle West Capital Corp.	151,905
		890,550
	Electrical Equipment—0.8%
6,900	Emerson Electric Co.	554,553
700	Hubbell, Inc.	109,753
1,800	Sensata Technologies Holding Plc*	94,932
		759,238
Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—0.7%
1,000	Arrow Electronics, Inc.*	$97,300
1,900	CDW Corp.	250,401
8,300	Corning, Inc.	298,800
1,900	Jabil, Inc.	80,807
		727,308
	Food Products—1.8%
7,300	Archer-Daniels-Midland Co.	367,993
1,800	Bunge, Ltd.	118,044
6,400	Conagra Brands, Inc.	232,064
1,000	Darling Ingredients, Inc.*	57,680
800	Ingredion, Inc.	62,936
1,300	JM Smucker Co. (The)	150,280
16,200	Kraft Heinz Co. (The)	561,492
3,900	Tyson Foods, Inc., Class A	251,316
		1,801,805
	Gas Utilities—0.1%
2,700	UGI Corp.	94,392
	Health Care Equipment and Supplies—0.2%
2,900	Hologic, Inc.*	211,207
	Health Care Providers and Services—8.7%
2,400	AmerisourceBergen Corp.	234,624
2,900	Anthem, Inc.	931,161
3,500	Cardinal Health, Inc.	187,460
4,100	Cigna Corp.	853,538
1,600	DaVita, Inc.*	187,840
4,000	HCA Healthcare, Inc.	657,840
1,700	Henry Schein, Inc.*	113,662
1,500	Humana, Inc.	615,405
1,100	Laboratory Corp. of America Holdings*	223,905
2,100	McKesson Corp.	365,232
700	Molina Healthcare, Inc.*	148,876
1,600	Quest Diagnostics, Inc.	190,672
10,390	UnitedHealth Group, Inc.	3,643,565
900	Universal Health Services, Inc., Class B	123,750
		8,477,530
	Hotels, Restaurants & Leisure—0.0%
500	Hyatt Hotels Corp., Class A	37,125

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Household Durables—1.2%
4,800	DR Horton, Inc.	$330,816
3,700	Lennar Corp., Class A	282,051
900	Mohawk Industries, Inc.*	126,855
5,600	Newell Brands, Inc.	118,888
3,600	PulteGroup, Inc.	155,232
1,400	Toll Brothers, Inc.	60,858
800	Whirlpool Corp.	144,392
		1,219,092
	Independent Power and Renewable Electricity Producers—0.3%
8,700	AES Corp. (The)	204,450
5,600	Vistra Energy Corp.	110,096
		314,546
	Industrial Conglomerates—1.5%
7,600	3M Co.	1,328,404
600	Carlisle Cos., Inc.	93,708
		1,422,112
	Insurance—6.2%
9,300	Aflac, Inc.	413,571
4,000	Allstate Corp. (The)	439,720
1,100	American Financial Group, Inc.	96,382
800	Assurant, Inc.	108,976
6,000	Chubb, Ltd.	923,520
400	Everest Re Group, Ltd.	93,636
1,200	First American Financial Corp.	61,956
2,700	Globe Life, Inc.	256,392
4,800	Hartford Financial Services Group, Inc. (The)	235,104
2,500	Lincoln National Corp.	125,775
3,500	Loews Corp.	157,570
160	Markel Corp.*	165,328
11,900	MetLife, Inc.	558,705
2,600	Old Republic International Corp.	51,246
400	Primerica, Inc.	53,572
3,700	Principal Financial Group, Inc.	183,557
7,700	Progressive Corp. (The)	761,376
5,200	Prudential Financial, Inc.	405,964
5,900	Travelers Cos., Inc. (The)	828,183
2,300	WR Berkley Corp.	152,766
		6,073,299
	Internet and Catalog Retail—0.5%
9,500	eBay, Inc.	477,375
Shares		Value (Note 1)
	IT Services—2.3%
7,000	Cognizant Technology Solutions Corp., Class A	$573,650
2,500	Genpact, Ltd.	103,400
10,400	International Business Machines Corp.	1,309,152
1,100	Leidos Holdings, Inc.	115,632
4,600	Western Union Co. (The)	100,924
		2,202,758
	Leisure Equipment and Products—0.1%
900	Brunswick Corp.	68,616
500	Polaris, Inc.	47,640
		116,256
	Life Sciences Tools and Services—0.2%
300	Bio-Rad Laboratories, Inc., Class A*	174,882
	Machinery—2.2%
900	AGCO Corp.	92,781
1,900	Cummins, Inc.	431,490
1,900	Dover Corp.	239,875
1,100	ITT, Inc.	84,722
800	Oshkosh Corp.	68,856
4,600	PACCAR, Inc.	396,888
1,500	Parker-Hannifin Corp.	408,615
2,200	Pentair Plc	116,798
700	Snap-on, Inc.	119,798
2,500	Westinghouse Air Brake Technologies Corp.	183,000
		2,142,823
	Media—3.1%
53,100	Comcast Corp., Class A	2,782,440
2,100	Discovery, Inc., Class A*,†	63,189
3,800	Fox Corp., Class A	110,656
3,800	Interpublic Group of Cos., Inc. (The)	89,376
		3,045,661
	Metals and Mining—1.1%
10,600	Newmont Corp.	634,834
4,000	Nucor Corp.	212,760
800	Reliance Steel & Aluminum Co.	95,800
2,700	Steel Dynamics, Inc.	99,549
		1,042,943
	Multi-Utilities—0.5%
8,900	Public Service Enterprise Group, Inc.	518,870
The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		Value (Note 1)
	Multiline Retail—2.3%
3,300	Dollar General Corp.	$693,990
3,200	Dollar Tree, Inc.*	345,728
6,600	Target Corp.	1,165,098
		2,204,816
	Oil, Gas and Consumable Fuels—2.8%
3,400	Cheniere Energy, Inc.*	204,102
7,700	EOG Resources, Inc.	383,999
26,000	Exxon Mobil Corp.	1,071,720
5,800	Phillips 66	405,652
5,400	Valero Energy Corp.	305,478
16,000	Williams Cos., Inc. (The)	320,800
		2,691,751
	Pharmaceuticals—10.7%
10,900	Eli Lilly & Co.	1,840,356
600	Jazz Pharmaceuticals Plc*	99,030
24,200	Johnson & Johnson	3,808,596
29,800	Merck & Co., Inc.	2,437,640
60,900	Pfizer, Inc.	2,241,729
		10,427,351
	Professional Services—0.1%
1,500	Robert Half International, Inc.	93,720
	Real Estate Management and Development—0.4%
4,500	CBRE Group, Inc., Class A*	282,240
700	Jones Lang LaSalle, Inc.	103,859
		386,099
	Road and Rail—1.1%
300	AMERCO	136,188
9,000	CSX Corp.	816,750
1,900	Knight-Swift Transportation Holdings, Inc.	79,458
		1,032,396
	Semiconductors and Semiconductor Equipment—5.4%
12,100	Applied Materials, Inc.	1,044,230
4,700	Broadcom, Inc.	2,057,895
1,200	KLA Corp.	310,692
1,400	Lam Research Corp.	661,178
12,700	Micron Technology, Inc.*	954,786
1,300	Qorvo, Inc.*	216,151
		5,244,932
Shares		Value (Note 1)
	Software—2.8%
1,400	CDK Global, Inc.	$72,562
6,700	NortonLifeLock, Inc.	139,226
39,000	Oracle Corp.	2,522,910
		2,734,698
	Specialty Retail—3.2%
900	Advance Auto Parts, Inc.	141,759
270	AutoZone, Inc.*	320,069
3,500	Best Buy Co., Inc.	349,265
1,300	CarMax, Inc.*	122,798
9,700	Lowe's Cos., Inc.	1,556,947
900	O'Reilly Automotive, Inc.*	407,313
1,300	Tractor Supply Co.	182,754
900	Williams-Sonoma, Inc.	91,656
		3,172,561
	Technology Hardware, Storage & Peripherals—0.8%
17,100	Hewlett Packard Enterprise Co.	202,635
17,000	HP, Inc.	418,030
2,900	NetApp, Inc.	192,096
		812,761
	Textiles, Apparel and Luxury Goods—0.1%
100	Deckers Outdoor Corp.*	28,678
2,700	Hanesbrands, Inc.	39,366
1,600	Skechers U.S.A., Inc., Class A*	57,504
		125,548
	Tobacco—1.5%
18,100	Philip Morris International, Inc.	1,498,499
	Trading Companies and Distributors—0.5%
900	United Rentals, Inc.*	208,719
600	WW Grainger, Inc.	245,004
		453,723
	TOTAL COMMON STOCKS (Cost $79,573,749)	96,192,861
	EXCHANGE-TRADED FUND—1.2%
8,468	iShares Russell 1000 Value ETF (Cost $1,139,260)†	1,157,830

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

Shares		7-Day Yield	Value (Note 1)
	SHORT-TERM INVESTMENTS—0.0%
44,774	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $44,774)††	0.090%	$44,774
	TOTAL INVESTMENTS, AT VALUE—99.5% (Cost $80,757,783)		97,395,465
	Other Assets in Excess of Liabilities—0.5%		489,371
	NET ASSETS—100.0%		$97,884,836

Notes to the Schedule of Investments:

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2020, the market value of the securities on loan was $1,015,229 (Note 1)

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $1,058,653.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2020

At December 31, 2020, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Financials	25.9%
Health Care	22.3%
Information Technology	14.4%
Consumer Discretionary	9.4%
Industrials	9.3%
Communication Services	6.0%
Materials	3.8%
Consumer Staples	3.4%
Energy	2.7%
Utilities	1.9%
Real Estate	0.4%
Short-Term Investments	0.0%
Total	99.5%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$146,979,774	$234,734,845	$212,072,916	$97,395,465
Affiliated investment company, at value (Note 1)***—see accompanying Schedule of Investments	64,116,944	—	—	—
Cash (Note 1)	160,595	1,450,265	4,448,176	566,651
Cash denominated in foreign currencies****	620,678	—	—	—
Receivable from:
Securities sold	304,909	—	680,388	—
Capital stock subscriptions	46,068	47,727	3,826	10,004
Dividends and interest	775,429	35,908	139,723	92,663
Total assets	213,004,397	236,268,745	217,345,029	98,064,783
Liabilities:
Payable for:
Investment Adviser, net (Note 2)	54,169	114,470	151,227	47,617
Capital stock redemptions	40,429	49,797	121,433	34,146
Securities purchased	233	—	240,411	—
Payable upon return of securities loaned (Note 1)	2,877,797	169	2,465,614	44,774
Accrued expenses and other liabilities	105,327	82,170	75,357	53,410
Total liabilities	3,077,955	246,606	3,054,042	179,947
Net assets	$209,926,442	$236,022,139	$214,290,987	$97,884,836
Net assets consist of:
Paid-in capital	$247,865,334	$114,349,615	$128,205,773	$93,134,820
Total distributable earnings (loss)	(37,938,892)	121,672,524	86,085,214	4,750,016
Net assets	$209,926,442	$236,022,139	$214,290,987	$97,884,836
Shares outstanding#	15,746,688	7,050,585	7,449,425	8,141,988
Net asset value, offering price and redemption price per share	$13.33	$33.48	$28.77	$12.02
* Cost of investments	$123,226,149	$119,178,200	$127,640,466	$80,757,783
** Includes securities on loan with market values of	$8,317,715	$7,171,231	$8,961,082	$1,015,229
*** Cost of affiliated investment	$51,471,653	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$610,530	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$3,140,475	$841,536	$1,501,396	$2,350,228
Dividends-Affiliated	1,003,665	—	—	—
Securities lending income	29,857	4,178	13,964	417
Interest	—	179	495	206
Total investment income	4,173,997	845,893	1,515,855	2,350,851
Expenses:
Investment advisory fee (Note 2)	654,470	1,252,812	1,467,789	370,362
Custody, fund accounting, transfer agent and administration fees	319,645	223,681	204,957	136,070
Professional fees	42,898	41,426	37,001	30,353
Directors' fees and expenses	37,197	45,365	35,104	18,334
Printing and shareholder reporting	22,811	24,120	18,904	17,982
Compliance expenses	20,630	25,114	19,272	9,976
Other	44,438	47,967	43,665	23,634
Total expenses	1,142,089	1,660,485	1,826,692	606,711
Less: Expenses waived/reimbursed by the Advisor (Note 2)	(51,182)	—	—	(30,712)
Net expenses	1,090,907	1,660,485	1,826,692	575,999
Net investment income (loss)	3,083,090	(814,592)	(310,837)	1,774,852
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	1,753,110	29,598,504	3,766,804	(11,815,864)
Affiliated investment transactions	121,801	—	—	—
Foreign currency transactions	33,676	—	—	—
Net realized gain (loss)	1,908,587	29,598,504	3,766,804	(11,815,864)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,447,194	25,934,642	30,852,530	6,932,860
Affiliated investments	7,068,110	—	—	—
Foreign currency translation	43,231	—	—	—
Net change in unrealized appreciation	12,558,535	25,934,642	30,852,530	6,932,860
Net realized and unrealized gain (loss)	14,467,122	55,533,146	34,619,334	(4,883,004)
Net increase (decrease) in net assets resulting from operations	$17,550,212	$54,718,554	$34,308,497	$(3,108,152)
* Net of foreign taxes withheld of:	$337,863	$—	$55,723	$256

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$3,083,090	$4,204,036	$(814,592)	$(485,496)
Net realized gain on investments and foreign currency transactions	1,908,587	910,778	29,598,504	14,507,291
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,558,535	28,621,876	25,934,642	44,563,824
Net increase in net assets resulting from operations	17,550,212	33,736,690	54,718,554	58,585,619
Distributions to shareholders	(3,020,968)	(4,603,394)	(26,882,948)	(12,037,996)
Tax return of capital	—	(534,529)	—	—
Total distributions to shareholders	(3,020,968)	(5,137,923)	(26,882,948)	(12,037,996)
Fund share transactions (Note 4):
Proceeds from shares sold	17,865,249	23,231,173	15,187,273	15,225,573
Net asset value of shares issued on reinvestment of distributions	3,020,968	5,137,923	26,882,948	12,037,996
Cost of shares repurchased	(21,461,880)	(30,917,677)	(44,498,570)	(31,418,526)
Net decrease in net assets resulting from Fund share transactions	(575,663)	(2,548,581)	(2,428,349)	(4,154,957)
Total change in net assets	13,953,581	26,050,186	25,407,257	42,392,666
Net assets:
Beginning of year	195,972,861	169,922,675	210,614,882	168,222,216
End of year	$209,926,442	$195,972,861	$236,022,139	$210,614,882

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(310,837)	$(257,703)	$1,774,852	$1,634,872
Net realized gain (loss) on investments and foreign currency transactions	3,766,804	16,144,156	(11,815,864)	5,147,314
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,852,530	27,749,423	6,932,860	11,297,879
Net increase (decrease) in net assets resulting from operations	34,308,497	43,635,876	(3,108,152)	18,080,065
Distributions to shareholders	(4,405,395)	(14,576,865)	(2,730,257)	(4,761,268)
Total distributions to shareholders	(4,405,395)	(14,576,865)	(2,730,257)	(4,761,268)
Fund share transactions (Note 4):
Proceeds from shares sold	24,481,431	17,731,442	11,851,096	10,052,063
Net asset value of shares issued on reinvestment of distributions	4,405,395	14,576,865	2,730,257	4,761,268
Cost of shares repurchased	(25,874,157)	(35,999,356)	(10,748,201)	(13,678,914)
Net increase (decrease) in net assets resulting from Fund share transactions	3,012,669	(3,691,049)	3,833,152	1,134,417
Total change in net assets	32,915,771	25,367,962	(2,005,257)	14,453,214
Net assets:
Beginning of year	181,375,216	156,007,254	99,890,093	85,436,879
End of year	$214,290,987	$181,375,216	$97,884,836	$99,890,093

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of year	$12.42	$10.60	$13.58	$11.12	$11.26
Income from investment operations:
Net investment income‡	0.20	0.27	0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.90	1.88	(2.99)	2.50	(0.18)
Total from investment operations	1.10	2.15	(2.80)	2.67	(0.01)
Less distributions to shareholders:
From net investment income	(0.19)	(0.30)	(0.18)	(0.21)	(0.13)
From return of capital	—	(0.03)	—	—	—
Total distributions	(0.19)	(0.33)	(0.18)	(0.21)	(0.13)
Net asset value, end of year	$13.33	$12.42	$10.60	$13.58	$11.12
Total Return+	8.90%	20.32%	(20.57)%	24.05%	(0.05)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$209,926	$195,973	$169,923	$244,167	$193,909
Net expenses to average daily net assets	0.62%•	0.63%•	0.92%•	0.90%	0.94%
Net investment income to average daily net assets	1.77%	2.34%	1.50%	1.33%	1.51%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.65%•	0.68%•	0.98%•	N/A	0.97%
Net investment income	1.74%•	2.30%•	1.43%•	N/A	1.48%
Portfolio turnover rate	10%	13%	117%?	10%	20%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of year	$29.33	$22.85	$27.01	$19.97	$21.66
Income from investment operations:
Net investment loss‡	(0.12)	(0.07)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	8.46	8.31	(1.12)	7.83	(0.45)
Total from investment operations	8.34	8.24	(1.15)	7.78	(0.50)
Less distributions to shareholders:
From net realized capital gains	(4.19)	(1.76)	(3.01)	(0.74)	(1.19)
Net asset value, end of year	$33.48	$29.33	$22.85	$27.01	$19.97
Total Return+	28.89%	36.09%	(4.95)%	38.97%	(2.32)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$236,022	$210,615	$168,222	$193,379	$157,766
Net expenses to average daily net assets	0.78%	0.77%	0.75%	0.73%	0.78%
Net investment loss to average daily net assets	(0.38)%	(0.25)%	(0.11)%	(0.20)%	(0.26)%
Portfolio turnover rate	31%	22%	34%	49%	36%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of year	$25.05	$21.14	$31.24	$29.28	$25.15
Income from investment operations:
Net investment loss‡	(0.04)	(0.04)	(0.05)	(0.01)	(0.09)
Net realized and unrealized gain (loss) on investments	4.35	6.11	(4.23)	5.55	5.38
Total from investment operations	4.31	6.07	(4.28)	5.54	5.29
Less distributions to shareholders:
From net investment income	—	—	(0.09)	—	—
From net realized capital gains	(0.59)	(2.16)	(5.73)	(3.58)	(1.16)
Total distributions	(0.59)	(2.16)	(5.82)	(3.58)	(1.16)
Net asset value, end of year	$28.77	$25.05	$21.14	$31.24	$29.28
Total Return+	17.73%	28.85%	(14.15)%	19.02%	21.06%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$214,291	$181,375	$156,007	$209,284	$197,217
Net expenses to average daily net assets	1.10%	1.10%	1.07%	1.05%	1.08%
Net investment loss to average daily net assets	(0.19)%	(0.15)%	(0.15)%	(0.04)%	(0.35)%
Portfolio turnover rate	32%	20%	26%	20%	19%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of year	$12.80	$11.06	$13.93	$12.89	$11.96
Income from investment operations:
Net investment income‡	0.23	0.22	0.20	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.66)	2.16	(1.88)	1.73	0.94
Total from investment operations	(0.43)	2.38	(1.68)	1.94	1.16
Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.20)	(0.21)	(0.23)
From net realized capital gains	(0.13)	(0.42)	(0.99)	(0.69)	—
Total distributions	(0.35)	(0.64)	(1.19)	(0.90)	(0.23)
Net asset value, end of year	$12.02	$12.80	$11.06	$13.93	$12.89
Total Return+	(3.16)%	21.52%	(12.07)%	14.99%	9.73%#
Ratios/Supplemental Data:
Net assets, end of year (000's)	$97,885	$99,890	$85,437	$99,501	$91,189
Net expenses to average daily net assets	0.68%	0.68%	0.64%	0.64%	0.68%
Net investment income to average daily net assets	2.09%	1.73%	1.47%	1.57%	1.85%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.72%	0.69%	0.66%	0.64%	0.68%
Net investment income	2.06%	1.72%	1.45%	1.56%	1.85%
Portfolio turnover rate	157%?	107%	82%	75%	54%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2020, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization, value and/or high profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP ("DFA") defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by the DFA's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the DFA Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), with a greater emphasis on small capitalization, value, and/or high profitability companies. As of the date of this report, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to small capitalization, value, and/or high profitability companies may be achieved by decreasing the allocation of the Fund's assets to the largest growth and/or low profitability companies relative to their weight in the Non-U.S. Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. DFA considers an equity issuer to be a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company's shares have a low price in relation to their book value. In assessing growth and value, DFA may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria DFA uses for assessing growth, value, or profitability are subject to change from time to time. DFA determines company size on a country or region-specific basis and based primarily on market capitalization. DFA may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that DFA determines to be appropriate. In assessing a company's investment characteristics, DFA may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria DFA uses for assessing a company's investment characteristics are subject to change from time to time.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted.

M Capital Appreciation Fund

M Capital Appreciation Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of December 31, 2020, the market capitalization range of companies in the Russell 2500® Index was between approximately $0.1 billion and $30.6 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

M Large Cap Value Fund

M Large Cap Value Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index (the "Index"). As of December 31, 2020, the market capitalization range of companies in the Index was between approximately $624 million and $2.2 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

price on trading days when the S&P 500 Index moves more than 0.5%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2020, the M Large Cap Growth Fund and the M Large Cap Value Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

As of December 31, 2020, the M Capital Appreciation Fund had: (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments, with the exception of Ferro-globe Plc—ENT which was classified as Level 3 and had no value and (iii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2020 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$9,563,702	$—	$9,563,702
Austria	—	577,272	—	577,272
Belgium	22,048	1,451,658	—	1,473,706
Canada	14,030,979	857	—	14,031,836
China	—	8,080	—	8,080
Denmark	—	3,466,807	—	3,466,807
Finland	—	2,350,967	—	2,350,967
France	—	11,971,201	—	11,971,201
Germany	—	10,759,496	—	10,759,496
Hong Kong	—	3,588,036	—	3,588,036
Ireland	296,570	801,936	—	1,098,506
Israel	123,977	720,290	—	844,267
Italy	—	3,610,744	—	3,610,744
Japan	—	33,627,851	—	33,627,851
Netherlands	—	4,480,366	—	4,480,366
New Zealand	—	507,280	—	507,280
Norway	—	1,188,788	—	1,188,788
Portugal	—	258,858	—	258,858
Singapore	—	1,083,570	—	1,083,570
Spain	55,901	3,046,593	—	3,102,494
Sweden	2,139	4,422,765	—	4,424,904

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Switzerland	$64,826	$11,730,330	$—	$11,795,156
United Kingdom	1,444,882	18,140,348	—	19,585,230
Total Common Stocks	16,041,322	127,357,795	—	143,399,117
Affiliated Investment Company
United States	64,116,944	—	—	64,116,944
Warrants
France	282	—	—	282
Switzerland	815	—	—	815
Total Warrants	1,097	—	—	1,097
Right
Spain	1,241	772	—	2,013
Preferred Stocks
Germany	—	699,750	—	699,750
Short-Term Investments
Investments in Security Lending Collateral	—	2,877,797	—	2,877,797
Total	$80,160,604	$130,936,114	$—	$211,096,718

At December 31, 2020, Level 2 Common Stocks were priced using a fair value factor applied to quoted market prices.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Expenses of the Corporation that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Cash collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$2,877,797	$—	$2,877,797	$—	$2,877,797	$—
M Large Cap Growth Fund	169	—	169	—	169	—
M Capital Appreciation Fund	2,465,614	—	2,465,614	—	2,465,614	—
M Large Cap Value Fund	44,774	—	44,774	—	44,774	—

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2020.

Fund	Security Type	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$2,877,797	$—	$—	$—	$2,877,797
M Large Cap Growth Fund	Common Stocks	169	—	—	—	169
M Capital Appreciation Fund	Common Stocks	2,465,614	—	—	—	2,465,614
M Large Cap Value Fund	Common Stocks	44,774	—	—	—	44,774

In addition, the Funds received non-cash collateral in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedules of Investments as follows:

Fund	Value of Securities Loaned with Non-Cash Collateral	Value of Non-Cash Collateral
M International Equity Fund	$5,587,031	$5,951,486
M Large Cap Growth Fund	7,171,072	7,439,340
M Capital Appreciation Fund	6,615,376	6,784,514
M Large Cap Value Fund	971,056	1,058,653

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2017 through December 2019. No examination of any of the Funds tax filings is currently in progress.

Significant Concentrations

The Funds maintain a demand deposit in excess of Federal Deposit Insurance Company ("FDIC") Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Funds manage this risk by dealing with a major financial institution and monitoring its credit worthiness.

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.15% on all assets plus (and only with
respect to Fund assets which are not invested
in a mutual fund that is advised by the Fund's
sub-adviser):
0.32% on the first $100 million
0.27% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts thereafter
M Capital Appreciation Fund	For the period January 1, 2020 through
June 30, 2020:
0.90%
For the period July 1, 2020 through
December 31, 2020:
0.90% of the first $125 million
0.80% on the amounts thereafter

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Advisory Fees
M Large Cap Value Fund*	For the period January 1, 2020 through
April 30, 2020:
0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on the amounts thereafter
For the period May 1, 2020 through
December 31, 2020:
0.43%

*  Begining on October 1, 2016, the previous Sub-Adviser for the Fund waived 5% of its sub-advisory fee. Beginning on October 1, 2019, the previous Sub-Adviser for the Fund waived an additional 2.5% of its sub-advisory fee for a total waiver of 7.5%. Consequently, the Adviser waived a portion of the fee payable by the Fund. For the period January 1, 2020 through April 30, 2020, the fee payable to the Adviser for the Fund was 0.4275% on the first $250 million, 0.335% on the next $250 million, 0.2888% on the next $250 million and 0.2656% on the amounts thereafter on the Fund's average daily net assets. For the period January 1, 2020 through April 30, 2020, the Advisor waived $ 6,388 otherwise payable by M Large Cap Value Fund.

Prior to May 1, 2020 and for the period May 1, 2020 to April 30, 2021, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2020, the Adviser reimbursed $51,182 of other expenses for the M International Equity Fund and $24,324 of other expenses for the M Large Cap Value Fund.

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Brandywine Global Investment Management, LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively. Brandywine Global Investment Management, LLC replaced AJO, LP as the sub-adviser for the M Large Cap Value Fund effective May 1, 2020.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.32% on the first $100 million
0.27% on the amounts thereafter
Sub-adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the Sub-Adviser.
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts thereafter
M Capital Appreciation Fund	For the period January 1, 2020 through
June 30, 2020:
0.75%
For the period July 1, 2020 through
December 31, 2020:
0.75% of the first $125 million
0.65% on the amounts thereafter
M Large Cap Value Fund*	For the period January 1, 2020 through
April 30, 2020:
0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on the amounts thereafter
For the period May 1, 2020 through
December 31, 2020:
0.28%

*  Beginning on October 1, 2016, the previous Sub-Adviser waived 5% of its sub-advisory fee. Beginning on October 1, 2019, the previous Sub-Adviser for the Fund waived an additional 2.5% of its sub-advisory fee for a total waiver of 7.5%. For the period January 1, 2020 through April 30, 2020, the fee payable to the Sub-Adviser for the Fund was 0.2775% on the first $250 million, 0.185% on the next $250 million, 0.1388% on the next $250 million and 0.1156% on the amounts thereafter on the Fund's average daily net assets. For the period January 1, 2020 through April 30, 2020, the previous Sub-Adviser waived $6,388 otherwise payable by the Adviser.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers. As of December 31, 2020, the Corporation pays each Non-Interested Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The Company which is an affiliate of the M International Equity Fund as of December 31, 2020 is noted in the Fund's Schedule of Investments. During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by Dimensional Fund Advisors LP for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized (Depreciation)	Value, End of Period	Dividend Income	Shares End of Period
DFA Emerging Markets Core Equity Portfolio	$50,269,148	$8,437,885	$(1,780,000)	$121,801	$7,068,110	$64,116,944	$1,003,665	2,641,819

The DFA Emerging Markets Core Equity Portfolio is registered under the 1940 Act as an open-end management investment company. The M International Equity Fund may redeem its investment from the DFA Emerging Markets Core Equity Portfolio at any time if the Advisor determines that it is in the best interest of the M International Equity Fund and its shareholders to do so.

The performance of the M International Equity Fund will be directly affected by the performance of the DFA Emerging Markets Core Equity Portfolio. The financial statements of the DFA Emerging Markets Core Equity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the M International Equity Fund's financial statements. As of December 31, 2020, the percentage of M International Equity Fund net assets invested in the DFA Emerging Markets Core Equity Portfolio was 30.6%.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2020, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$17,325,610	$17,831,588
M Large Cap Growth Fund	65,011,687	95,581,960
M Capital Appreciation Fund	52,133,477	56,070,270
M Large Cap Value Fund	137,086,075	132,843,471

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	1,612,840	1,996,591	495,406	579,461
Shares repurchased	(1,871,283)	(2,663,562)	(1,441,807)	(1,172,776)
Distributions reinvested	227,140	413,399	816,854	409,857
Net decrease	(31,303)	(253,572)	(129,547)	(183,458)
Fund Shares:
Beginning of year	15,777,991	16,031,563	7,180,132	7,363,590
End of year	15,746,688	15,777,991	7,050,585	7,180,132
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	1,183,802	738,415	1,095,070	808,025
Shares repurchased	(1,160,096)	(1,465,804)	(998,357)	(1,097,583)
Distributions reinvested	186,379	586,370	241,561	371,525
Net increase (decrease)	210,085	(141,019)	338,274	81,967
Fund Shares:
Beginning of year	7,239,340	7,380,359	7,803,714	7,721,747
End of year	7,449,425	7,239,340	8,141,988	7,803,714

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer markups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Risks Related to COVID-19 Pandemic

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds' performance.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2020, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2020 the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	39.5%	40.2%	6.3%	5.8%
M Large Cap Growth Fund	52.3%	31.8%	6.5%	1.5%
M Capital Appreciation Fund	48.0%	36.6%	1.9%	6.4%
M Large Cap Value Fund	53.3%	29.9%	5.0%	1.6%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

7.  Tax Information

At December 31, 2020, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation
M International Equity Fund	$175,114,114	$46,136,302	$(10,153,698)	$35,982,604
M Large Cap Growth Fund	119,276,980	115,575,978	(118,113)	115,457,865
M Capital Appreciation Fund	128,261,891	90,650,927	(6,839,902)	83,811,025
M Large Cap Value Fund	81,517,093	16,079,416	(201,044)	15,878,372

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The tax character of distributions paid during 2020 and 2019 was as follows:

	December 31, 2020 Amount	December 31, 2019 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$3,020,968	$4,603,394
Return Of Capital	—	534,529
Total Distributions	$3,020,968	$5,137,923
M Large Cap Growth Fund
Distributions paid from:
Long-Term Capital Gain	$26,882,948	$12,037,996
Total Distributions	$26,882,948	$12,037,996
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$482,485
Long-Term Capital Gain	4,405,395	14,094,380
Total Distributions	$4,405,395	$14,576,865
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,757,583	$1,603,328
Long-Term Capital Gain	972,674	3,157,940
Total Distributions	$2,730,257	$4,761,268

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation Depreciation	Total Distributable Earnings
M International Equity Fund	$178,175	$—	$(74,149,164)	$—	$36,032,097	$(37,938,892)
M Large Cap Growth Fund	—	6,214,659	—	—	115,457,865	121,672,524
M Capital Appreciation Fund	—	2,274,189	—	—	83,811,025	86,085,214
M Large Cap Value Fund	7,706	—	(11,136,062)	—	15,878,372	4,750,016

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company Un-Reversed Inclusions ("PFIC") adjustments.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2020, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $16,903,642 and unused long-term capital losses of $57,245,522 permitted to be carried for an unlimited period. In addition, at December 31, 2020 M International Equity Fund used capital loss carryforwards of $1,826,487.

M Large Cap Value Fund had available, for federal tax purposes, unused short-term capital losses of $6,146,597 and unused long-term capital losses of $4,989,465 permitted to be carried for an unlimited period.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2020, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, ordinary losses, partnerships and passive foreign investment company gains and losses.

Permanent differences incurred during the year ended December 31, 2020, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Total Distributable Earnings	Paid-in Capital
M International Equity Fund	$246	$(246)
M Large Cap Growth Fund	814,592	(814,592)
M Capital Appreciation Fund	354,419	(354,419)
M Large Cap Value Fund	—	—

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of beneficial interest in M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
February 24, 2021

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 80	Director	Indefinite 25 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to Present. Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits) from 2012 to Present.	4	N/A

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Mr. Mullin is deemed to be Interested Person as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 16.8% of the stock of M Financial Group, which controls the Adviser;

•  Mr. Mullin is a Director of M Financial Group

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 70	Director, Chair of the Board and Governance Committee Chair	Indefinite Eight Years	President (2005 to present), Acorn Investors LLC (investment holding company); Principal Clifford Capital Partners LLC, 2010 to present (investment manager).	4	Director, Oaktree Capital Group, 2007-2019 (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 69	Director and Audit Committee Chair	Indefinite 12 Years	Chief Executive Officer, C.M. Capital Corp., 2011 to March 2021; Chief Investment Officer, C.M. Capital Corp., 2011 to 2018.	4	Vice-Chair and Director, C.M. Capital Corp., March 2021 to present.
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite One Year	Senior Vice president and Portfolio Manager, Nuveen Investments, 2005 to 2016 (investment manager).	4	Director and Treasurer, Women's Economic Ventures (non-profit).
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 59	Director	Indefinite One Year	Director, Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to present; Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company 2000 to 2019 (custodial bank).	4	N/A

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch St., Suite 900 Portland, OR 97209 62	President	One Year Four Years

President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

Valerie Pimenta 1125 NW Couch St., Suite 900 Portland, OR 97209 43	Vice President	One Year Three Years	Vice President and Chief Operation Officer, M Holdings Securities, Inc., 2017-present; Vice President of Legal and Compliance, Fisher Investments, 2002-2017.
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 55	Secretary and Treasurer	One Year 14 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Wealth Partners, Inc., and M Financial Asset Management, Inc., 2016-present.

Dean Beckley 1125 NW Couch St., Suite 900 Portland, OR 97209 49	Chief Information Security Officer	One Year Four Years	Director, Cyber Security & IT Operations, M Financial Group, 2016-present; Director, Technology of M Benefit Solutions, 2013-2016; Senior Project Manager of M Financial Group, 2009-2013.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Schedules of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT is available on the Corporation's website at www.mfin.com/m-funds and on the SEC's website at www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2020 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	0.01%
M Large Cap Growth Fund	0.00%
M Capital Appreciation Fund	0.00%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $26,882,948, $4,405,395 and $972,674, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2020:

•  the total amount of foreign taxes creditable was $260,428

•  the total amount of income sourced from foreign countries was $3,479,580

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2020 to December 31, 2020)
M International Equity Fund
Actual	$1,000.00	$1,264.00	0.62%	$3.53
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62%	3.15
M Large Cap Growth Fund
Actual	1,000.00	1,184.50	0.78%	4.28
Hypothetical (5% return before expenses)	1,000.00	1,021.20	0.78%	3.96
M Capital Appreciation Fund
Actual	1,000.00	1,386.50	1.07%	6.42
Hypothetical (5% return before expenses)	1,000.00	1,019.80	1.07%	5.43
M Large Cap Value Fund
Actual	1,000.00	1,188.60	0.68%	3.74
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.68%	3.46

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

Item 2. Code of Ethics.

As of December 31, 2020, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2020, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2019 and December 31, 2020.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2019 and December 31, 2020 were $86,500 and $86,500, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2019 and December 31, 2020.

(c)	TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2019 and December 31, 2020 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2019 and December 31, 2020.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	Not applicable.

(g)	The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2019 and December 31, 2020 were $10,500 and $10,500, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics as described in Item 2 is attached hereto as Exhibit 13(a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3)	Not applicable to this filing.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date:	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date:	March 3, 2021

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date:	March 3, 2021